    As Filed With the Securities and Exchange Commission on February 8, 1996
                                                       Registration No. 2-87336
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]

                       POST-EFFECTIVE AMENDMENT NO. 19                     [X]

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [ ]

                              AMENDMENT NO. 21                             [X]

                   FLAG INVESTORS TELEPHONE INCOME FUND, INC.
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                            135 East Baltimore Street
                               Baltimore, MD 21202
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (410) 727-1700

                               Edward J. Veilleux
                            135 East Baltimore Street
                               Baltimore, MD 21202
                     ---------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Richard W. Grant, Esq.
                           Morgan, Lewis & Bockius LLP
                              2000 One Logan Square
                             Philadelphia, PA 19103

------------------------------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box)

              _____   immediately upon filing pursuant to paragraph (b)

              _____   on (date)  pursuant to paragraph  (b)

              _____   60 days after filing  pursuant to  paragraph  (a)

              _____   75 days after  filing  pursuant to  paragraph (a)

                X     on April 10, 1996 pursuant to paragraph (a) of Rule 485.
              _____


------------------------------------------------------------------------------------------------------------------
                      CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities    Amount Being    Proposed Maximum            Proposed Maximunm              Amount of
Being Registered       Registered      Offering  Price Per Unit    Aggregate Offering Price(1)    Registration Fee
-------------------------------------------------------------------------------------------------------------------
Shares of
Common Stock         2,296,133 shares          $15.56                                                  $100(1)
-------------------------------------------------------------------------------------------------------------------

(1) Registrant has calculated the maximum aggregate offering price pursuant to Rule 24e-2 under the Investment Company Act of 1940 (the "1940 Act") for its fiscal year ended December 31, 1995. Registrant had actual aggregate redemptions of 7,803,574 shares for its fiscal year ended December 31, 1995, has used 5,526,078 of available redemptions for reductions pursuant to Rule 24f-2(c) under the 1940 Act and has previously used no available redemptions for reductions pursuant to Rule 24e-2(a) of the 1940 Act during the current year. Registrant elects to use redemptions in the aggregate amount of 2,277,496 shares for reductions in its current amendment.
------------------------------------------------------------------------------
Registrant has elected to maintain registration of an indefinite number of shares of Common Stock pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for its fiscal year ended December 31, 1995 was filed with the Commission on February 8, 1996.

                   FLAG INVESTORS TELEPHONE INCOME FUND, INC.

                                February 8, 1996


                              Cross Reference Sheet

Items Required by Form N-1A
---------------------------

Part A                Information Required in Prospectus                        Registration Statement Heading
------                ----------------------------------                        ------------------------------
Item 1.               Cover Page                                                Cover Page

Item 2.               Synopsis                                                  Fee Table

Item 3.               Condensed Financial Information                           Financial Highlights

Item 4.               General Description of Registrant                         Investment Program;
                                                                                Investment Restrictions;
                                                                                General Information

Item 5.               Management of the Fund                                    Management of the Fund;
                                                                                Investment Advisor and
                                                                                Sub Advisor; Distributor;
                                                                                Custodian; Transfer
                                                                                Agent, Accounting Services

Item 5A.              Management's Discussion of Fund Performance               *

Item 6.               Capital Stock and Other Securities                        Cover Page;
                                                                                Dividends and Taxes;
                                                                                General Information

Item 7.               Purchase of Securities Being Offered                      How to Invest in
                                                                                the Fund

Item 8.               Redemption or Repurchase                                  How to Redeem Shares

Item 9.               Pending Legal Proceedings                                 **

------------------


 * Information required by Item 5A with respect to the Fund's Class A Shares is contained in the Fund's latest Annual Report to Shareholders.


**   Omitted since the answer is negative or the item is not applicable.



Part B                Information Required in a Statement
------                of Additional Information
                      -----------------------------------
Item 10.              Cover Page                                                Cover Page

Item 11.              Table of Contents                                         Table of Contents

Item 12.              General Information and History                           General Information
                                                                                and History

Item 13.              Investment Objectives and Policies                        Investment Objectives,
                                                                                Policies and Risk
                                                                                Considerations

Item 14.              Management of the Fund                                    Management of
                                                                                the Fund

Item 15.              Control Persons and Principal Holders                     Control Persons and
                      of Securities                                             Principal Holders of
                                                                                Securities
Item 16.              Investment Advisory and Other                             Investment Advisory and
                      Services                                                  Other Services;
                                                                                Custodian, Transfer Agent,
                                                                                Accounting Services
Item 17.              Brokerage Allocation                                      Brokerage

Item 18.              Capital Stock and Other Securities                        Capital Shares;
                                                                                Semi-Annual Reports


Item 19.              Purchase, Redemption and Pricing of                       Valuation of Shares
                      Securities Being Offered                                  and Redemption

Item 20.              Tax Status                                                Federal Tax Treatment of
                                                                                Dividends and
                                                                                Distributions

Item 21.              Underwriters                                              Distribution of Fund Shares

Item 22.              Calculation of Performance Data                           Performance Information

Item 23.              Financial Statements                                      Financial Statements

Part C                Other Information
------                -----------------

                      Part C contains the information required by the items contained therein under the items set forth in the form.

                                      LOGO

                                 FLAG INVESTORS
                           TELEPHONE INCOME FUND, INC.

                          (Class A and Class B Shares)


This mutual fund (the "Fund") is designed to provide:

1. A professionally managed portfolio consisting primarily of income-producing common stock, securities convertible thereto and debt obligations of companies in the telephone industry; and

2. The objective of current income and long-term growth of capital without undue risk.

   This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be retained for future
reference. A Statement of Additional Information dated      , 1996 has been
filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.

   Shares of the Fund are available through Alex. Brown & Sons Incorporated ("Alex. Brown") as well as Participating Dealers and Shareholder Servicing Agents. This Prospectus relates to Class A and Class B Shares of the Fund. The separate classes provide investors with alternatives as to sales load and Fund expenses. (See "How to Invest in the Fund.")

-------------------------------------------------------------------------------

THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




The date of this Prospectus is      , 1996


                                                                      PROSPECTUS

FLAG INVESTORS
                           TELEPHONE INCOME FUND, INC.

                          (Class A and Class B Shares)

                            135 East Baltimore Street
                            Baltimore, Maryland 21202

                                TABLE OF CONTENTS

                                     ------


                                                              Page
 1. Fee Table  .........................................        2
 2. Financial Highlights  ..............................        3
 3. Investment Program  ................................        7
 4. Investment Restrictions  ...........................       10
 5. How to Invest in the Fund  .........................       11
 6. How to Redeem Shares  ..............................       18
 7. Telephone Transactions  ............................       19
 8. Dividends and Taxes  ...............................       21
 9. Management of the Fund  ............................       22
10. Investment Advisor and Sub-Advisor  ................       23
11. Distributor  .......................................       25
12. Custodian, Transfer Agent, Accounting Services  ....       26
13. Performance Information  ...........................       27
14. General Information  ...............................       28

-----------------------------------------------------------------------------
 No person has been authorized to give any information or to make representations not contained in this Prospectus in connection with any offering made by this Prospectus and, if given or made, such information must not be relied upon as having been authorized by the Fund or its distributor. This Prospectus does not constitute an offering by the Fund or by its distributor in any jurisdiction in which such offering may not lawfully be made. Shares may be offered only to residents of those states in which such shares are eligible for purchase.
-----------------------------------------------------------------------------

-------------------------------------------------------------------------------
1. FEE TABLE
 ...............................................................................

SHAREHOLDER TRANSACTION EXPENSES:

                                                                       Class A            Class B
                                                                       Shares              Shares
                                                                    Initial Sales         Deferred
                                                                       Charge           Sales Charge
                                                                     Alternative        Alternative
------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price) .........................         4.50%*              None
Maximum Sales Charge Imposed on Reinvested Dividends  .........          None               None
Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds, whichever is lower) ...........          None*             4.00%**

-------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES:
 (as a percentage of average net assets)
-------------------------------------------------------------------------------

 Management Fees  .........................................    .72%       .72%
12b-1 Fees  ..............................................     .25%       .75%
Other Expenses (including a .25% shareholder servicing
  fee for Class B Shares) ................................     .22%       .47%***
                                                             -------   ---------
Total Fund Operating Expenses  ...........................    1.19%      1.94%
                                                             =======   =========

-------------------------------------------------------------------------------

  * Purchases of $1 million or more of Class A Shares are not subject to an initial sales charge, however, a contingent deferred sales charge of .50% will be imposed on such purchases in the event of redemption within 24 months following such purchase. (See "How to Invest in the Fund--Offering Price.")
 ** A declining contingent deferred sales charge will be imposed on redemptions of Class B Shares made within six years of purchase. Class B Shares will automatically convert to Class A Shares six years after purchase. (See "How to Invest in the Fund -- Class B Shares.")
*** A portion of the shareholder servicing fee is allocated to member firms of the National Association of Securities Dealers, Inc. and qualified banks for continued personal service by such members to investors in Class B Shares, such as responding to shareholder inquiries, quoting net asset values, providing current marketing materials and attending to other shareholder matters.

   Example:

 You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and
  (2) redemption at the end of each time period:     1 year       3 years        5 years      10 years
------------------------------------------------------------------------------------------------------
   Class A Shares ...............................      $57           $82           $109         $192
   Class B Shares ...............................      $60           $93           $130         $206*
------------------------------------------------------------------------------------------------------

* Expenses assume that Class B Shares are converted to Class A Shares at the end of six years. Therefore, the expense figures assume six years of Class B expenses and four years of Class A expenses.


 You would pay the following expenses on the
   same investment, assuming no redemption: ...    1 year       3 years        5 years     10 years
---------------------------------------------------------------------------------------------------
   Class B Shares .............................      $20           $63          $110         $206*
---------------------------------------------------------------------------------------------------

* Expenses assume that Class B Shares are converted to Class A Shares at the end of six years. Therefore, the expense figures assume six years of Class B expenses and four years of Class A expenses.

   The Expenses and Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

   The purpose of the foregoing table is to describe the various costs and expenses that an investor in the Fund will bear directly and indirectly. A person who purchases shares of either class through a financial institution may be charged separate fees by the financial institution. (For more complete descriptions of the various costs and expenses, see "How to Invest in the Fund--Offering Price", "Investment Advisor and Sub-Advisor" and "Distributor.") The Expenses and Example appearing in the tables above have been restated to reflect current fees.

   The rules of the SEC require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for reduced sales charges or no sales charge at all. (See "How to Invest in the Fund--Class A Shares.") Due to the continuous nature of Rule 12b-1 fees, long-term shareholders of the Fund may pay more than the equivalent of the maximum front-end sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD Rules").

-------------------------------------------------------------------------------
2. FINANCIAL HIGHLIGHTS

   The financial highlights included in this table are a part of the Fund's financial statements for the periods indicated and have been audited by Coopers & Lybrand L.L.P., independent accountants. The financial statements and financial highlights for the year ended December 31, 1995 and the report thereon of Coopers & Lybrand L.L.P. are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended December 31, 1995 which can be obtained at no charge by calling the Fund at (800) 767-FLAG.

(FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH YEAR)*
-----------------------------------------------------------------------------

                                                 Year Ended December 31,
                                           -------------------------------------
                                              1995         1994          1993
                                           ----------   ----------    ----------
Per Share Operating Performance:
   Net asset value at beginning of year     $  12.30     $  13.70     $  12.20
                                           ----------   ----------    ----------
Income from Investment Operations:
   Net investment income                        0.40         0.41         0.42
   Net realized and unrealized
     gain/(loss) on investments                 3.58        (1.27)        1.78
                                           ----------   ----------    ----------
   Total from Investment Operations             3.98        (0.86)        2.20

Less Distributions:
   Dividends from net investment income
     and short-term gains                      (0.41)       (0.44)       (0.42)
   Distributions from net realized long-
     term gains                                (1.00)       (0.10)       (0.28)
                                           ----------   ----------    ----------
   Total distributions                         (1.41)       (0.54)       (0.70)
                                           ----------   ----------    ----------
   Net asset value at end of year           $  14.87     $  12.30     $  13.70
                                           ==========   ==========    ==========
Total Return ***                               33.44%       (6.32)%      18.12%
Ratios to Average Net Assets:
   Expenses                                     0.93%(2)     0.92(2)      0.92%(2)
   Net investment income                        2.85%(3)     3.14(3)      3.12%(3)
Supplemental Data:
   Net assets at end of year (000)          $492,454     $435,805     $469,163
   Portfolio turnover rate                        24%          23%          14%


                                                                      Year Ended December 31,
                                          ---------------------------------------------------------------------------------------
                                              1992         1991          1990       1989**(1)     1988**       1987**     1986**
                                           ----------   ----------    ----------   ----------   ----------   ---------  ---------
Per Share Operating Performance:
   Net asset value at beginning of year    $   11.28    $    9.57     $   10.98    $    8.24     $   7.50     $  7.84     $  8.02
                                           ----------   ----------    ----------   ----------   ----------   ---------   ---------
Income from Investment Operations:
   Net investment income                        0.42         0.45          0.46         0.52         0.46        0.43        0.49
   Net realized and unrealized
     gain/(loss) on investments                 0.93         1.74         (1.29)        3.38         0.97       (0.30)       1.42
                                           ----------   ----------    ----------   ----------   ----------   ---------   ---------
   Total from Investment Operations             1.35         2.19         (0.83)        3.90         1.43        0.13        1.91

Less Distributions:
   Dividends from net investment income
     and short-term gains                      (0.42)       (0.46)        (0.45)       (0.52)       (0.46)      (0.42)      (0.54)
   Distributions from net realized long-
     term gains                                (0.01)       (0.02)        (0.13)       (0.64)       (0.23)      (0.05)      (1.55)
                                           ----------   ----------    ----------   ----------   ----------   ---------   ---------
   Total Distributions                         (0.43)       (0.48)        (0.58)       (1.16)       (0.69)      (0.47)      (2.09)
                                           ----------   ----------    ----------   ----------   ----------   ---------   ---------
   Net asset value at end of year          $   12.20    $   11.28     $    9.57    $   10.98     $   8.24     $  7.50     $  7.84
                                           ==========   ==========    ==========   ==========   ==========   =========    =========
Total Return ***                              12.35%       23.08%        (7.55%)      48.86%       19.90%       1.51%      24.81%
Ratios to Average Net Assets:
   Expenses                                    0.92%(2)     0.92%(2)      0.92%(2)     0.93%(2)     0.92%       0.88%       0.87%
   Net investment income                       3.81%(3)     4.38%(3)      4.54%(3)     4.41%(3)     5.35%       5.37%       5.58%
Supplemental Data:
   Net assets at end of year (000)         $ 307,641    $ 238,571     $ 177,963    $ 162,449     $102,483     $94,650     $99,584
   Portfolio turnover rate                        6%           7%            2%          27%          11%          4%         30%

------
  * Computed based upon average shares outstanding.
 ** Restated for two-for-one stock split, effected in the form of a stock dividend to shareholders of record on October 27, 1989.
*** Total return represents aggregate total return for the periods indicated
    and does not reflect any applicable sales charges.
(1) Investment Company Capital Corp. became Investment Advisor to the Fund on January 19, 1989.
(2) Without the waiver of advisory fees, the ratio of expenses to average net assets would have been .99%, .99%, .98%, 1.07%, 1.17%, 1.13% and 1.07%
    for the years ended December 31, 1995, 1994, 1993, 1992, 1991, 1990 and
    1989, respectively.
(3) Without the waiver of advisory fees, the ratio of net investment income to average net assets would have been 2.79%, 3.07%, 3.06%, 3.66%, 4.13%, 4.32% and 4.28% for the years ended December 31, 1995, 1994, 1993, 1992,
    1991, 1990 and 1989, respectively.

(FOR A CLASS B SHARE OUTSTANDING THROUGHOUT THE PERIOD)*
-----------------------------------------------------------------------------

                                           For the period from
                                            January 3, 1995**
                                                 through
                                            December 31, 1995
                                           -------------------
Per Share Operating Performance:
   Net asset value at beginning of
     period                                      $12.28
Income from Investment Operations:
   Net investment income                           0.30
   Net realized and unrealized
     gain/(loss) on investments                    3.56
                                           -------------------
   Total from Investment Operations                3.86
Less distributions:
   Dividends from net investment income
     and short-term gains                         (0.31)
   Distributions from net realized long-
     term gains                                   (1.00)
                                           -------------------
   Total Distributions                            (1.31)
                                           -------------------
   Net asset value at end of period              $14.83
                                           ===================
Total Return ***                                  32.42%
Ratios to Average Net Assets:
   Expenses(2)                                     1.70%(1)
   Net investment income(3)                        2.13%(1)
Supplemental Data:
   Net assets at end of period (000)             $7,504
   Portfolio turnover rate                           24%

------
  * Computed based upon average shares outstanding.
 ** Commencement of operations.
*** Total return represents aggregate total return for the periods indicated
    and does not reflect any applicable sales charges.
(1) Annualized.
(2) Without the waiver of advisory fees, the ratio of expenses to average net assets would have been 1.74% (annualized) for the period ended December 31, 1995.
(3) Without the waiver of advisory fees, the ratio of net investment income to average net assets would have been 2.09% (annualized) for the period ended December 31, 1995.

-------------------------------------------------------------------------------
3. INVESTMENT PROGRAM
 ...............................................................................
INVESTMENT OBJECTIVE, POLICIES
AND RISK CONSIDERATIONS


   The Fund's investment objective is to seek current income and long-term growth of capital without undue risk. In seeking this objective, the Fund invests primarily in income-producing common stock, securities convertible thereto and debt obligations of companies in the telephone industry and, to a lesser degree, in other income-producing securities (including debt obligations) of issuers in other industries. There can be no assurance that the Fund's investment objective will be met. The Fund's investment objective may be changed only by the affirmative vote of a majority of the outstanding shares of the Fund. Concentration in the telephone industry will subject the Fund to the risks associated with that industry (e.g., regulatory and technological change) and may result in greater fluctuation in the Fund's net asset value than is experienced in less concentrated portfolios. In light of the relatively limited number of telephone companies, the Fund will be non-diversified for purposes of the Investment Company Act of 1940 (the "Investment Company Act").

   The Fund's investment advisors believe that investing in a portfolio of securities of companies in the telephone industry affords an attractive opportunity for achieving the Fund's investment objective. The telephone industry comprises many well capitalized companies which have demonstrated stable, profitable growth. Significant technological and regulatory changes have for some time been stimulating new services while certain unit costs are declining. Extensive changes in telecommunications law, which became effective
on        , 1996, are likely to stimulate further rapid changes in the telephone industry, as well as the telecommunications industry generally. The new legislation will allow existing telephone companies, both local and long-distance, to expand into each other's business as well as into other telecommunications businesses, but will also permit other telecommunications firms to enter the telephone business. In addition, the legislation enlarges the scope of permitted affiliations between traditional telephone companies and other telecommunications companies. The Fund's investment advisors believe that because the telephone industry is a focal point in the development of the information age, both for personal and for data communications, it provides new opportunities for earnings and dividend growth. At the same time, these developments pose challenges to companies in the telecommunications industry with attendant risks.

   Under normal market conditions at least 65% of the Fund's total assets will be invested in income-producing common stock, securities convertible thereto and debt obligations of companies in the telephone industry. The Fund may purchase American Depository Receipts ("ADRs"), which are U.S. exchange listed interests in securities of foreign companies. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored."

Sponsored ADRs are established jointly by a depositary (typically a U.S. financial institution) and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. The Fund may invest some portion of its assets in other income-producing securities, including money market instruments and other debt obligations, of issuers in other industries, when doing so is deemed appropriate in order to help the Fund achieve its investment objective. The circumstances under which the Fund will invest in such securities include, but are not limited to, occasions when telephone industry securities that satisfy the Fund's criteria of stability and potential for long-term growth are not available. Depending on the circumstances, the Fund may temporarily and for defensive purposes invest up to 100% of its net assets in such other income-producing securities.

   In general, the Fund will invest in investment grade debt obligations that are rated, at the time of purchase, BBB or higher by Standard and Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, determined to be of comparable quality by the Fund's investment advisors, under criteria approved by the Fund's Board of Directors. Investment grade securities are generally thought to provide the highest credit quality and the smallest risk of default, although securities rated BBB by S&P or Baa by Moody's have speculative characteristics. The value of debt securities changes as interest rates fluctuate. A decrease in interest rates will generally result in an increase in the value of the securities while an increase in interest rates will generally result in a decrease in the value of the securities. Such changes in the value of portfolio securities will not affect interest income from these securities but will be reflected in the Fund's net asset value. In the event any security owned by the Fund is downgraded, the Fund's investment advisors will review the situation and take appropriate action with regard to the security. Up to 10% of the Fund's assets may be invested in lower quality debt oligations (securities rated BB or lower by S&P or Ba or lower by Moody's). (See "Investments in Non-Investment Grade Securities" below.)


 ...............................................................................
INVESTMENTS IN NON-INVESTMENT GRADE SECURITIES

   Where deemed appropriate by the Fund's investment advisors, the Fund may invest up to 10% of its total assets (measured at the time of the investment) in lower quality debt obligations (securities rated BB or lower by S&P or Ba or lower by Moody's and unrated securities of comparable quality). Securities that were rated BBB/Baa or higher at the time of purchase but are subsequently downgraded to BB/Ba or lower will be included in the 10% category. If such a downgrade causes the 10% limit to be exceeded, the Fund will be precluded from investing further in debt obligations that are below investment grade but will not be automatically required to sell any such securities. The advisors will review the situation and take appropriate action. Lower rated debt obligations, also known as "junk bonds," are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Yields and market values of these bonds will fluctuate over time reflecting changing interest rates and the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value, regardless of prevailing interest rates. Accordingly, adverse economic developments, including a recession or substantial period of rising interest rates, may disrupt the high yield bond market, affecting both the value and liquidity of such bonds. An economic downturn could adversely affect the ability of issuers of such bonds to make payments of principal and interest to a greater extent than issuers of higher rated bonds might be affected. Securities in the lowest rating category that the Fund may purchase (securities rated C by either S&P or Moody's) may present a particular risk of default, or may be in default or arrears in the payment of principal and interest. The ratings categories of S&P and Moody's are described more fully in the Appendix to the Statement of Additional Information.

   The table below provides a summary of ratings assigned by S&P to debt obligations in the Fund's portfolio. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended December 31, 1995, presented as a percentage of total investments. These percentages are historical and are not necessarily indicative of the quality of current or future portfolio holdings, which may vary.

                                       S&P
                          Rating                Average
                          ------                -------
                          A                       1.17%
                          BBB                      .37%
                          BB                       .52%
                          B                        .26%
                          Unrated                 0.00%


 ...............................................................................
INVESTMENTS IN REPURCHASE AGREEMENTS

   The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed creditworthy under guidelines approved by the Directors.

A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security, and the seller agrees to repurchase the obligation at a future time and set price, usually not more than 7 days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase agreement obligation, including the interest factor. The underlying securities, which in the case of the Fund will be U.S. Government securities only, may have maturities exceeding one year. If the seller defaults on its obligation to repurchase the underlying instrument, the Fund could experience loss due to delay in liquidating the collateral and to adverse market action.

 ...............................................................................
OTHER INVESTMENTS

   The Fund has the right to lend portfolio securities to recognized institutional borrowers on a fully collateralized basis. The Fund may also write covered call options if each such option is traded on a national securities exchange (and may purchase calls in related closing transactions). To date the Fund has not lent portfolio securities. The Fund may also invest in securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities") that have been determined to be liquid by the Advisors under standards approved by the Fund's Board of Directors, and may invest up to 10% of its net assets in Rule 144A Securities that are illiquid (See "Investment Restrictions" in the Statement of Additional Information). Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.


-------------------------------------------------------------------------------
4. INVESTMENT RESTRICTIONS

   The Fund's investment program is subject to a number of restrictions which reflect both self-imposed standards and federal and state regulatory limitations. The investment restrictions recited below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Accordingly, the Fund will not:

1) Invest less than 65% of the value of its total assets in the telephone industry, except as described in this Prospectus (otherwise the Fund will not concentrate more than 25% of its total assets in securities of issuers in any industry);

2) Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the outstanding voting securities of such issuer; or

3) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equalling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities for investment.

   The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

-------------------------------------------------------------------------------
5. HOW TO INVEST IN THE FUND


   Class A Shares and Class B Shares may be purchased from Alex. Brown, 135 East Baltimore Street, Baltimore, Maryland 21202, through any securities dealer which has entered into a dealer agreement with Alex. Brown ("Participating Dealers") or through any financial institution which has entered into a Shareholder Servicing Agreement with the Fund ("Shareholder Servicing Agents"). Shares of either class may also be purchased by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price (including any applicable front-end sales charge), to the address shown on the Application Form. Participating Dealers or Shareholder Servicing Agents and their investment representatives may receive different levels of compensation depending on which class of shares they sell.

   The Class A and Class B alternatives permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the combination of sales charge and distribution fee on Class A Shares is more favorable than the combination of distribution/service fees and contingent deferred sales charge on Class B Shares. In almost all cases, investors planning to purchase $100,000 or more of Fund shares will pay lower aggregate charges and expenses by purchasing Class A Shares. Accordingly, the Fund will not accept purchases for Class B Shares in excess of $100,000 per account. (See "Fee Table.")

   The minimum initial investment in shares of either class is $2,000, except that the minimum initial investment for shareholders of any other Flag Investors fund or class is $500 and the minimum initial investment for participants in the Fund's Automatic Investing Plan is $250. Each subsequent investment must be at least $100 per class, except that the minimum subsequent investment under the Fund's Automatic Investing Plan is $250 for quarterly investments and $100 for monthly investments. (See "Purchases Through Automatic Investing Plan" below.) There is no minimum investment requirement for qualified retirement plans (i.e., 401(k) plans or pension and profit sharing plans). IRA accounts are, however, subject to the $2,000 minimum initial investment requirement. There is no minimum investment requirement for spousal IRA accounts. Orders for purchases of shares are accepted on any day on which the New York Stock Exchange is open for business ("Business Day"). The Fund reserves the right to suspend the sale of shares at any time at the discretion of Alex. Brown and the Fund's investment advisors. Purchase orders for shares will be executed at a per share purchase price equal to the net asset value next determined after receipt of the purchase order plus any applicable front-end sales charge (the "Offering Price") on the date such net asset value is determined (the "Purchase Date"). Purchases made by mail must be accompanied by payment of the Offering Price. Purchases made through Alex. Brown or a Participating Dealer or Shareholder Servicing Agent must be in accordance with such entity's payment procedures. Alex. Brown may, in its sole discretion, refuse to accept any purchase order.

   The net asset value per share is determined once daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing all assets held by the Fund, deducting all liabilities, including liabilities attributable to that specific class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities are given their market value where feasible. If a portfolio security is traded on a national exchange or on an automated dealer quotation system, such as NASDAQ, on the valuation date, the last quoted sale price is generally used. Options are valued at the last reported sale price, or if no sales are reported, at the average of the last reported bid and asked prices. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Debt obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors. Because of differences in distribution/service fees between the classes of shares, the net asset value per share of the classes differs at times.

 ...............................................................................
OFFERING PRICE


   Shares may be purchased from Alex. Brown, Participating Dealers or Shareholder Servicing Agents at the Offering Price which for Class A Shares includes a sales charge which is calculated as a percentage of the Offering Price and for Class B Shares is net asset value.

 ...............................................................................
CLASS A SHARES

   The sales charge on Class A Shares, which decreases as the amount of purchase increases, is shown below:


                                     Sales Charge
                                   as Percentage of                  Dealer
                             -----------------------------         Retention
                               Offering       Net Amount       as Percentage of
Amount of Purchase             Price          Invested          Offering Price
-------------------------------------------------------------------------------
Less than  $ 50,000  .....      4.50%           4.71%                4.00%
$50,000 -  $ 99,999  .....      3.50%           3.63%                3.00%
$100,000 - $249,999  .....      2.50%           2.56%                2.00%
$250,000 - $499,999  .....      2.00%           2.04%                1.50%
$500,000 - $999,999  .....      1.50%           1.52%                1.25%
$1,000,000 and over  .....      None*           None*                None*
-------------------------------------------------------------------------------


* Purchases of $1 million or more may be subject to a contingent deferred sales charge. (See below.) Alex. Brown may make payments to dealers in the amount of .50% of the Offering Price.

   A shareholder who purchases additional Class A Shares may obtain reduced sales charges, as set forth in the table above, through a right of accumulation. In addition, an investor may obtain reduced sales charges as set forth above through a right of accumulation of purchases of Class A Shares and purchases of shares of other Flag Investors funds with the same sales charge and purchases of shares of Flag Investors Intermediate-Term Income Fund, Inc. and Flag Investors Maryland Intermediate Tax Free Income Fund, Inc. (the "Intermediate Funds"). The applicable sales charge will be determined based on the total of (a) the shareholder's current purchase plus
(b) an amount equal to the then current net asset value or cost, whichever is higher, of all Class A Shares and of all Flag Investors shares described above and any Flag Investors Class D shares held by the shareholder. To obtain the reduced sales charge through a right of accumulation, the shareholder must provide Alex. Brown, either directly or through a Participating Dealer or Shareholder Servicing Agent, as applicable, with sufficient information to verify that the shareholder has such a right. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

   The term "purchase" refers to an individual purchase by a single purchaser, or to concurrent purchases, which will be aggregated, by a purchaser, the purchaser's spouse and their children under the age of 21 years purchasing shares for their own account.

   An investor may also obtain the reduced sales charges shown above by executing a written Letter of Intent which states the investor's intention to invest at least $50,000 within a 13-month period in Class A Shares. Each purchase of shares under a Letter of Intent will be made at the Offering Price applicable at the time of such purchase to the full amount indicated on the Letter of Intent. A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the full amount. Shares purchased with the first 5% of the full amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not invested. Such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrowed shares will be released. An investor who wishes to enter into a Letter of Intent in conjunction with an investment in Class A Shares may do so by completing the appropriate section of the Application Form attached to this Prospectus.

   No sales charge will be payable at the time of purchase on investments of $1 million or more of Class A Shares. However, a contingent deferred sales charge will be imposed on such investments in the event of a redemption within 24 months following the purchase, at the rate of .50% on the lesser of the value of the shares redeemed or the total cost of such shares. No contingent deferred sales charge will be imposed on purchases of $3 million or more of Class A Shares redeemed within 24 months of purchase if the Participating Dealer and Alex. Brown have entered into an agreement under which the Participating Dealer agrees to return any payments received on the sale of such shares. In determining whether a contingent deferred sales charge is payable, and, if so, the amount of the charge, it is assumed that shares not subject to such charge are the first redeemed followed by other shares held for the longest period of time.

   Class A Shares may also be purchased through a Systematic Purchase Plan. An investor who wishes to take advantage of such a plan should contact Alex. Brown or a Participating Dealer or Shareholder Servicing Agent.


   The Fund may sell Class A Shares at net asset value (without sales charge) to the following: (i) banks, bank trust departments, registered investment advisory companies, financial planners and broker-dealers purchasing Class A

Shares on behalf of their fiduciary and advisory clients, provided such clients have paid an account management fee for these services (investors may be charged a fee if they effect transactions in Fund shares through a broker or agent);
(ii) qualified retirement plans; (iii) participants in a Flag Investors fund payroll savings plan program; (iv) investors who have redeemed Class A Shares, or shares of any other mutual fund in the Flag Investors family of funds with the same sales charges, or who have redeemed shares of the Intermediate Funds which they had held for at least 24 months prior to redemption, in an amount that is not more than the total redemption proceeds, provided that the purchase is within 90 days after the redemption; and (v) current or retired Directors of the Fund and directors and employees (and their immediate families) of Alex. Brown, Participating Dealers and their respective affiliates.


 ...............................................................................
CLASS B SHARES

   No sales charge will be payable at the time of purchase of Class B Shares. However, a contingent deferred sales charge will be imposed on certain Class B Shares redeemed within six years of purchase. The charge is assessed on an amount equal to the lesser of the then-current market value of the Class B Shares redeemed or the total cost of such shares. Accordingly, the contingent deferred sales charge will not be applied to dollar amounts representing an increase in the net asset values above the initial purchase price of the shares being redeemed. In addition, no charge is assessed on redemptions of Class B Shares derived from reinvestment of dividends or capital gains distributions.


   In determining whether the contingent deferred sales charge is applicable to a redemption, the calculation is made in the manner that results in the lowest possible rate. Therefore, it is assumed that the redemption is first of any Class B Shares in the shareholder's account that represent reinvested dividends and distributions and second of Class B Shares held the longest during the six year period. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B Shares until the redemption of such shares (the "holding period"). For purposes of determining this holding period, all payments during a month are aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the contingent deferred sales charge.

                               Contingent Deferred Sales Charge
Year Since Purchase         (as a percentage of the dollar amount
Payment was Made                      subject to charge)
------------------------------------------------------------------
First  .................                     4.0%
Second  ................                     4.0%
Third  .................                     3.0%
Fourth  ................                     3.0%
Fifth  .................                     2.0%
Sixth  .................                     1.0%
Thereafter  ............                     None*
------------------------------------------------------------------

* As described more fully below, Class B Shares automatically convert to Class A Shares six years after the beginning of the calendar month in which the purchase order is accepted.

   Waiver of Contingent Deferred Sales Charge. The contingent deferred sales charge will be waived on the redemption of Class B Shares (i) following the death or initial determination of disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder; or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2. The waiver with respect to (i) above is only applicable in cases where the shareholder account is registered (a) in the name of an individual person, (b) as a joint tenancy with rights of survivorship, (c) as community property or (d) in the name of a minor child under the Uniform Gifts or Uniform Transfers to Minors Act. A shareholder, or his or her representative, must notify the Fund's transfer agent (the "Transfer Agent") prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. For information on the imposition and waiver of the contingent deferred sales charge, contact the Transfer Agent at (800) 553-8080.

   Automatic Conversion to Class A Shares. Six years after the beginning of the calendar month in which the purchase order for Class B Shares is accepted, such Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The conversion is not a taxable event to the shareholder.

   For purposes of conversion to Class A Shares, shares received as dividends and other distributions paid on Class B Shares in the shareholder's account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares.

   Class B Shares may also be purchased through a Systematic Purchase Plan. An investor who wishes to take advantage of such a plan should contact Alex. Brown or a Participating Dealer or Shareholder Servicing Agent.

 ...............................................................................

PURCHASES BY EXCHANGE

   As permitted pursuant to any rule, regulation or order promulgated by the SEC, shareholders of other Flag Investors funds may exchange their shares of those funds for an equal dollar amount of Fund shares of the same class. Except as provided below, shares issued pursuant to this offer will not be subject to the sales charges described above or any other charge. Shareholders of the Intermediate Funds may exchange into Class A Shares upon payment of the difference in sales charges, as applicable, except that the exchange will be made at net asset value if the shares of such funds have been held for more than 24 months. Shareholders of Flag Investors Cash Reserve Prime Class A Shares may exchange into Class A Shares upon payment of the difference in sales charges, as applicable, or into Class B Shares at net asset value, subject to any applicable contingent deferred sales charge.

   When a shareholder acquires Fund shares through an exchange from another fund in the Flag Investors family of funds, the Fund will combine the period for which the original shares were held prior to the exchange with the holding period of the shares acquired in the exchange for purposes of determining what, if any, contingent deferred sales charge is applicable upon a redemption of any such shares.

   The net asset value of shares purchased and redeemed in an exchange request received on a Business Day will be determined on the same day, provided that the exchange request is received prior to 4:00 p.m. (Eastern
Time). Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.

   Shareholders of any mutual fund not affiliated with the Fund, who have paid a sales charge may exchange shares of such fund for an equal dollar amount of Class A Shares by submitting to Alex. Brown or a Participating Dealer the proceeds of the redemption of such shares, together with evidence of the payment of a sales charge and the source of such proceeds. Shares issued pursuant to this offer will not be subject to the sales charge described above or any other charge.



   The exchange privilege with respect to other Flag Investors funds may also be exercised by telephone. (See "Telephone Transactions" below.) The exchange privilege may be exercised only in those states where the class of shares of such other funds may legally be sold. Investors should receive and read the applicable prospectus prior to tendering shares for exchange. The Fund may modify or terminate this offer of exchange at any time on 60 days' prior written notice to shareholders.

 ...............................................................................

PURCHASES THROUGH AUTOMATIC INVESTING PLAN


   Shareholders may purchase either Class A Shares or Class B Shares regularly by means of an Automatic Investing Plan with a pre-authorized check drawn on their checking accounts. Under this plan, the shareholder may elect to have a specified amount invested monthly or quarterly in either Class A Shares or Class B Shares. The amount specified will be withdrawn from the shareholder's checking account using the pre-authorized check and will be invested in the class of shares selected by the shareholder at the applicable Offering Price determined on the date the amount is available for investment. Participation in the Automatic Investing Plan may be discontinued either by the Fund or the shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investing Plan or who wishes to obtain additional purchase information may do so by completing the appropriate section of the Application Form attached to this Prospectus.

-------------------------------------------------------------------------------
6. HOW TO REDEEM SHARES

   Shareholders may redeem all or part of their investment on any Business Day by transmitting a redemption order through Alex. Brown, a Participating Dealer, a Shareholder Servicing Agent or by regular or express mail to the Transfer Agent. Shareholders may also redeem shares of either class by telephone (in amounts up to $50,000). (See "Telephone Transactions" below.) A redemption order is effected at the net asset value per share (reduced by any applicable contingent deferred sales charge) next determined after receipt of the order (or, if stock certificates have been issued for the shares to be redeemed, after the tender of the stock certificates for redemption). Redemption orders received after 4:00 p.m. (Eastern Time) will be effected at the net asset value next determined on the following Business Day. Payment for redeemed shares will be made by check and will be mailed within seven days after receipt of a duly authorized telephone redemption request or of a redemption order fully completed and, as applicable, accompanied by the documents described below:

1) A letter of instructions, specifying the shareholder's account number with a Participating Dealer, if applicable, and the number of shares or dollar amount to be redeemed, signed by all owners of the shares in the exact names in which their account is maintained;

2) For redemptions in excess of $50,000, a guarantee of the signature of each registered owner by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association;

3) If shares are held in certificate form, stock certificates either properly endorsed or accompanied by a duly executed stock power for shares to be redeemed; and

4) Any additional documents required for redemption by corporations, partnerships, trusts or fiduciaries.

   Dividends payable up to the date of redemption of shares will be paid on the next dividend payable date. If all of the shares in a shareholder's account have been redeemed on a dividend payable date, the dividend will be remitted by check to the shareholder.

   The Fund has the power, under its Articles of Incorporation, to redeem shareholder accounts amounting to less than $500 (as a result of redemptions) upon 60 days' notice.

 ...............................................................................

SYSTEMATIC WITHDRAWAL PLAN

   Shareholders who hold Class A Shares or Class B Shares having a value of $10,000 or more may arrange to have a portion of their shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Such payments are drawn from income dividends, and to the extent necessary, from share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). If redemptions continue, a shareholder's account may eventually be exhausted. Because share purchases include a sales charge that will not be recovered at the time of redemption, a shareholder should not have a withdrawal plan in effect at the same time he is making recurring purchases of shares. In addition, Class B Shares may be subject to a contingent deferred sales charge upon redemption. (See "How to Invest in the Fund -- Class B Shares.") A shareholder who wishes to participate in the Fund's Systematic Withdrawal Plan may do so by completing the appropriate section of the Application Form attached to this Prospectus.

-------------------------------------------------------------------------------
7. TELEPHONE TRANSACTIONS

   Shareholders may exercise the exchange privilege with respect to other Flag Investors funds, or redeem shares of either class in amounts up to

$50,000, by notifying the Transfer Agent by telephone at (800) 553-8080 on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) or by regular or express mail at its address listed under "Custodian, Transfer Agent, Accounting Services." Telephone transaction privileges are automatic. Shareholders may specifically request that no telephone redemptions or exchanges be accepted for their accounts. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

   A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value (less any applicable contingent deferred sales charge on redemptions) as next determined on the following Business Day.



   The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied instructions of such transaction requests. The Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if either of them does not employ these procedures. If these procedures are followed, neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. During periods of extreme economic or market changes, shareholders may experience difficulty in effecting telephone transactions. In such event, requests should be made by regular or express mail. Shares held in certificate form may not be exchanged or redeemed by telephone. (See "How to Invest in the Fund -- Purchases by Exchange" and "How to Redeem Shares.")

-------------------------------------------------------------------------------
8. DIVIDENDS AND TAXES
 ...............................................................................

DIVIDENDS AND DISTRIBUTIONS


   The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of quarterly dividends. The Fund will attempt to pay dividends that are consistent in amount with its taxable net investment company income and reserves the right, with the approval of the Directors, to pay dividends that constitute a return of capital which could cause a decrease in a shareholder's tax basis in shares. The Fund normally will distribute to shareholders any net capital gains on an annual basis.

   Unless the shareholder elects otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. Shareholders may elect to terminate automatic reinvestment by giving written notice to the Transfer Agent (see "Custodian, Transfer Agent, Accounting Services"), either directly or through any Participating Dealer or Shareholder Servicing Agent, at least five days before the next date on which dividends or distributions will be paid.

 ...............................................................................

TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

   The following is only a general summary of certain federal income tax considerations affecting the Fund and the shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning.

   The following summary is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. The Statement of Additional Information sets forth further information concerning taxes.

   The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, generally will be subject to income tax on the amounts so distributed, regardless of whether such distributions are paid in cash or reinvested in additional shares.

   Distributions from the Fund out of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxed to shareholders as long-term capital gains regardless of the length of time a shareholder has held the shares. All other income distributions will be taxed to shareholders as ordinary income. Corporate shareholders may be entitled to the dividends received deduction on a portion of dividends received from the Fund. Shareholders will be advised annually as to the tax status of all distributions.

   The sale, exchange or redemption of shares is a taxable event for the shareholder.

   Ordinarily, shareholders will include all dividends declared by the Fund in income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholders and paid by the Fund on December 31 of the year in which the dividends were declared.

   The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.

   Shareholders are advised to consult with their tax advisors concerning the application of the rules described above to their particular circumstances and the application of state and local taxes to an investment in the Fund.

-------------------------------------------------------------------------------
9. MANAGEMENT OF THE FUND

   The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's officers, to the Fund's investment advisor, Investment Company Capital Corp. ("ICC"), to its sub-advisor, Alex. Brown Investment Management ("ABIM"), and to the Fund's distributor, Alex. Brown. Four Directors and all of the officers of the Fund are officers or employees of ICC, ABIM or Alex. Brown. The other Directors of the Fund have no affiliation with ICC, ABIM or Alex. Brown.

   The Fund's Directors and officers are as follows:

*W. James Price         Chairman          Bruce E. Behrens        President
*Richard T. Hale        Director          J. Dorsey Brown, III    Executive Vice President
*Charles W. Cole, Jr.   Director          Hobart C. Buppert, II   Vice President
 James J. Cunnane       Director          Lee S. Owen             Vice President
 John F. Kroeger        Director          Edward J. Veilleux      Vice President
 Louis E. Levy          Director          Gary V. Fearnow         Vice President
 Eugene J. McDonald     Director          Brian C. Nelson         Vice President and
*Rebecca W. Rimel       Director                                  Secretary
*Truman T. Semans       Director          Liam D. Burke           Vice President
 Carl W. Vogt           Director          Joseph A. Finelli       Treasurer
 Harry Woolf            Director          Laurie D. DePrine       Assistant Secretary

------
*Messrs. Price, Cole, Hale and Semans are, and Ms. Rimel may be, Directors who are "interested persons" of the Fund within the meaning of Section 2(a)(19) under the Investment Company Act.


-------------------------------------------------------------------------------
10. INVESTMENT ADVISOR AND SUB-ADVISOR


   ICC is the Fund's investment advisor and ABIM is the Fund's sub-advisor. ICC is also the investment advisor to, and Alex. Brown acts as distributor for other mutual funds in the Flag Investors family of funds and Alex. Brown Cash Reserve Fund, Inc., which funds had approximately $3.9 billion of net assets as of December 31, 1995. ABIM is a registered investment advisor with approximately $4.1 billion under management as of December 31, 1995.

   Pursuant to the terms of the Investment Advisory Agreement, ICC supervises and manages all of the Fund's operations. Under the Investment Advisory and Sub-Advisory Agreements, ICC delegates to ABIM certain of its duties, provided that ICC continues to supervise the performance of ABIM and report thereon to the Fund's Board of Directors. Pursuant to the terms of the Sub-Advisory Agreement, ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors. The Board has established procedures under which ABIM may allocate transactions to Alex. Brown, provided that compensation to Alex. Brown on each transaction is reasonable and fair compared to the commission, fee or other remuneration received or to be received by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time. In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, ABIM may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

   As compensation for its services, ICC is entitled to receive a fee from the Fund, calculated daily and payable monthly, at the annual rate of .85% of the first $100 million of the Fund's average daily net assets, .75% of the next $100 million of the Fund's average daily net assets, .70% of the next $100 million of the Fund's average daily net assets, .65% of the next $200 million of the Fund's average daily net assets, .58% of the next $500 million of the Fund's average daily net assets, .53% of the next $500 million of the Fund's average daily net assets, and .50% of that portion of the Fund's average daily net assets in excess of $1.5 billion. ICC may from time to time voluntarily waive a portion of its fee to improve performance. As compensation for its services, ABIM is entitled to receive a fee from ICC payable from its advisory fee, calculated daily and payable monthly, at the annual rate of .60% of the first $100 million of the Fund's average daily net assets, .55% of the next $100 million of the Fund's average daily net assets,
 .50% of the next $100 million of the Fund's average daily net assets, .45% of the next $200 million of the Fund's average daily net assets, .40% of the next $500 million of the Fund's average daily net assets, .37% of the next $500 million of the Fund's average daily net assets, and .35% of that portion of the Fund's average daily net assets in excess of $1.5 billion.

   ICC is a wholly-owned subsidiary of Alex. Brown, the Fund's distributor. Buppert, Behrens & Owen, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. Alex. Brown owns a 1% general partnership interest in ABIM and Alex. Brown Incorporated owns the remaining 49% limited partnership interest. The address of both ICC and ABIM is 135 East Baltimore Street, Baltimore, Maryland 21202.

   ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent, Accounting Services.")

 ...............................................................................

PORTFOLIO MANAGERS

   Messrs. Bruce E. Behrens, the Fund's President, and Hobart C. Buppert, II, a Vice President of the Fund, have shared primary responsibility for managing the Fund's assets since inception.

   Bruce E. Behrens -- 28 Years Investment Experience

   Mr. Behrens has been a Vice President of ABIM since 1981. Prior to joining ABIM, Mr. Behrens was a Senior Vice President and Principal of Corbyn Associates from 1978 to 1981 and a Vice President at Investment Counselors of Maryland from 1972 to 1978. Prior thereto, he was a Security Analyst at Citibank from 1968 to 1972. Mr. Behrens received his B.A. from Denison

University in 1966 and an M.B.A. from the University of Michigan in 1968. He is a member and past President of the Baltimore Security Analysts Society and a member of the Financial Analysts Federation.

   Hobart C. Buppert, II -- 24 Years Investment Experience

   Mr. Buppert has been a Vice President of ABIM since 1980. Prior to joining ABIM, Mr. Buppert worked as a Portfolio Manager for T. Rowe Price Associates from 1976 to 1980 and as a Portfolio Manager and Research Analyst for the Equitable Trust Company from 1972 to 1976. Mr. Buppert received his B.A and M.B.A. degrees from Loyola College in 1970 and 1974, respectively. He is a member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

-------------------------------------------------------------------------------
11. DISTRIBUTOR

   Alex. Brown acts as distributor of the Class A Shares and the Class B Shares. Alex. Brown is an investment banking firm which offers a broad range of investment services to individual, institutional, corporate and municipal clients. It is a wholly-owned subsidiary of Alex. Brown Incorporated which has engaged directly and through subsidiaries and affiliates in the investment business since 1800. Alex. Brown is a member of the New York Stock Exchange and other leading securities exchanges. Headquartered in Baltimore, Maryland, Alex. Brown has offices throughout the United States and, through subsidiaries, maintains offices in London, England, Geneva, Switzerland and Tokyo, Japan.

   The Fund has adopted two separate Distribution Agreements and related Plans of Distribution, one with respect to the Class A Shares and one with respect to the Class B Shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act. In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which Alex. Brown will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Such financial institutions may impose separate fees in connection with these services and investors should review this Prospectus in conjunction with any such institution's fee schedule. In addition, financial institutions may be required to register as dealers pursuant to state securities laws. Amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to Alex. Brown under the Plans with respect to shares held by or on behalf of customers of such entity.

   As compensation for providing distribution services for the Class A Shares for the fiscal year ended December 31, 1995, Alex. Brown received a fee equal to .25% of the average daily net assets of the Class A Shares.

   As compensation for providing distribution and shareholder services for the Class B Shares for the fiscal year ended December 31, 1995, Alex. Brown received a distribution fee equal to .75% of the Class B Shares' average daily net assets and a shareholder servicing fee equal to .25% of the Class B Shares' average daily net assets. The distribution fee is used to compensate Alex. Brown for its services and expenses in distributing the Class B Shares. The shareholder servicing fee is used to compensate Alex. Brown, Participating Dealers and Shareholder Servicing Agents for services provided and expenses incurred in maintaining shareholder accounts, responding to shareholder inquiries and providing information on their investments.

   Payments under the Plans are made as described above regardless of Alex. Brown's actual cost of providing distribution services and may be used to pay Alex. Brown's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Class A Shares is less than .25% of the average daily net assets invested in Class A Shares or in connection with the sale of the Class B Shares is less than .75% of the average daily net assets invested in Class B Shares for any period, the unexpended portion of the distribution fees may be retained as profit by Alex. Brown. Alex. Brown will from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel) to Participating Dealers.

   The address of Alex. Brown is 135 East Baltimore Street, Baltimore, Maryland 21202.

-------------------------------------------------------------------------------
12. CUSTODIAN, TRANSFER AGENT, ACCOUNTING SERVICES

   PNC Bank, National Association ("PNC Bank"), a national banking association with offices at Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, acts as custodian of the Fund's assets. Investment Company Capital Corp., 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080), is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services to the Fund for the fiscal year ended December 31, 1995, ICC received a fee equal to .15% of the Fund's average daily net assets. (See the Statement of Additional Information.) ICC also serves as the Fund's investment advisor.

-------------------------------------------------------------------------------
13. PERFORMANCE INFORMATION


   From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return, net of the Fund's maximum sales charge imposed on Class A Shares or including the contingent deferred sales charge imposed on Class B Shares redeemed at the end of the specified period covered by the total return figure, over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value, net of the maximum sales charge and other fees, according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation. If the Fund compares its performance to other funds or to relevant indices, its performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes, the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

   The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of the Fund may also be compared to the Lehman Brothers Government Corporate Bond Index, the Consumer Price Index, the return on 90 day U.S. Treasury bills, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. The Fund may also use total return performance data as reported in the following national financial and industry publications that monitor the performance of mutual funds: Money Magazine, Forbes, Business Week, Barrons, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.


   Performance will fluctuate, and any statement of performance should not be considered as representative of the future performance of the Fund. Shareholders should remember that performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by banks with respect to customer accounts through which shares may be purchased, although not included in calculations of performance, will reduce performance results.

   Although expenses for Class B Shares may be higher than those for Class A Shares, the performance of Class B Shares may be higher than the performance of Class A Shares after giving effect to the impact of the sales charges and distribution/service fees applicable to each class of shares.

-------------------------------------------------------------------------------
14. GENERAL INFORMATION
 ...............................................................................
CAPITAL SHARES


   The Fund reorganized as a Maryland corporation on January 19, 1989, pursuant to an Agreement and Plan of Reorganization and Liquidation approved by shareholders on December 6, 1988. The Fund is authorized to issue 70 million shares of capital stock, with a par value of $.001 per share. Shares of the Fund have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each share would be entitled to its portion of the Fund's assets after all debts and expenses have been paid. The fiscal year end of the Fund is December 31.

   The Board of Directors is authorized to establish additional "series" of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The Shares offered by this Prospectus have been designated: "Flag Investors Telephone Income Fund Class A Shares" and "Flag Investors Telephone Income Fund Class B Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have another class of shares in addition to the Shares offered hereby, "Flag Investors Telephone Income Fund Class D Shares," which are not currently being offered. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Class A or Class B Shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but the classes may have different distribution/service fees or sales load structures and, accordingly, performance may differ.


 ...............................................................................
ANNUAL MEETINGS

   The Fund does not expect to hold annual meetings of shareholders, but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

 ...............................................................................
REPORTS

   The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, Coopers & Lybrand L.L.P.


 ...............................................................................
FUND COUNSEL

   Morgan, Lewis & Bockius LLP serves as counsel to the Fund.


 ...............................................................................
SHAREHOLDER INQUIRIES

   Shareholders with inquiries concerning their shares should contact Alex. Brown at (800) 767-FLAG, the Transfer Agent at (800) 553-8080, or a Participating Dealer or Shareholder Servicing Agent, as appropriate.

                  FLAG INVESTORS TELEPHONE INCOME FUND, INC.
                           NEW ACCOUNT APPLICATION
-----------------------------------------------------------------------------

Make check payable to "Flag Investors Telephone Income
Fund, Inc." and mail with this application to:
 Alex. Brown & Sons Incorporated/Flag Investors Funds
 P.O. Box 419426
 Kansas City, MO 64141-6426
 Attn: Flag Investors Telephone Income Fund, Inc.

For assistance in completing this application please call: 1-800-553-8080 8:30 a.m. to 5:30 p.m., Eastern Time, Monday-Friday

To open an IRA account, call 1-800-767-3524 to request an IRA application

I wish to purchase the following class of shares of the Fund, in the amount indicated below: Please check the applicable box and indicate amount of purchase.

 / / Class A Shares (4.5% maximum initial sales charge)
     in the amount of $____________________
 / / Class B Shares (4.0% maximum contingent deferred sales charge) in the amount of $____________________

The minimum initial purchase is $2,000, except that the minimum initial purchase for shareholders of any other Flag Investors Fund or class is $500 and the minimum initial purchase for participants in the Fund's Automatic Investing Plan is $250 per class. Each subsequent purchase requires a $100 minimum per class, except that the minimum subsequent purchase under the Fund's Automatic Investing Plan is $250 for quarterly purchases and $100 for monthly purchases. The maximum investment in Class B Shares is $100,000 per account. The Fund reserves the right not to accept checks for more than $50,000 that are not certified or bank checks.

-----------------------------------------------------------------------------

                   YOUR ACCOUNT REGISTRATION (PLEASE PRINT)

Existing Account No., if any: _____________________________________

INDIVIDUAL OR JOINT TENANT

-----------------------------------------------------------------------------
First Name               Initial                         Last Name

-----------------------------------------------------------------------------
Social Security Number

-----------------------------------------------------------------------------
Joint Tenant             Initial                         Last Name

CORPORATIONS, TRUSTS, PARTNERSHIPS, ETC.

-----------------------------------------------------------------
Name of Corporation, Trust or Partnership

-------------------------------    ------------------------------
Tax ID Number                      Date of Trust

-----------------------------------------------------------------
Name of Trustees (If to be included in the Registration)

-----------------------------------------------------------------
For the Benefit of

GIFTS TO MINORS

-----------------------------------------------------------------------------
Custodian's Name (only one allowed by law)

-----------------------------------------------------------------------------
Minor's Name (only one)

-----------------------------------------------------------------------------
Social Security Number of Minor

under the ____________________ Uniform Gifts to Minors Act
           State of Residence

MAILING ADDRESS

-----------------------------------------------------------------------------
Street

-----------------------------------------------------------------------------
City                                          State              Zip
(    )
-----------------------------------------------------------------------------
Daytime Phone

______________________________________________________________________________

               LETTER OF INTENT (CLASS A SHARES ONLY) (OPTIONAL)

[ ] I agree to the Letter of Intent and Escrow Agreement set forth in the accompanying prospectus. Although I am not obligated to do so, I intend to invest over a 13-month period in Class A Shares, as shown below, in an aggregate amount at least equal to:

    | | $50,000 | | $100,000 | | $250,000 | | $500,000 | | $1,000,000

________________________________________________________________________________

                        RIGHT OF ACCUMULATION (OPTIONAL)

[ ] I already own shares of the Flag Investors Fund(s) set forth below (except Class B shares) to be applied for a reduced sales charge. List the Account numbers of other Flag Investors Funds that you or your immediate family (spouse and children under 21) already own that qualify for reduced sales charges.

    Fund Name         Account No.         Owner's Name         Relationship
    ---------         -----------         ------------         ------------
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                             DISTRIBUTION OPTIONS

Please check appropriate boxes. If none of the options is selected, all distributions will be reinvested in additional shares of the same class of the Fund at no sales charge.

Income Dividends

[ ] Reinvested in additional shares
[ ] Paid in Cash

Capital Gains

[ ] Reinvested in additional shares
[ ] Paid in Cash
-----------------------------------------------------------------------------
                     AUTOMATIC INVESTING PLAN (OPTIONAL)

[ ] I authorize you as Agent for the Automatic Investing Plan to automatically invest $_______ in Class A Shares or $_______ in Class B Shares for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

Minimum Initial Investment: $250 per class
Subsequent Investments (check one):

            [ ] Monthly ($100 minimum per class)
            [ ] Quarterly ($250 minimum per class)

-----------------------------------------------------------------------------
Bank Name

-----------------------------------------------------------------------------
Existing Flag Investors Fund Account No., if any

                        Please attach a voided check.

-----------------------------------------------------------------------------
Depositor's Signature                                                Date

-----------------------------------------------------------------------------
Depositor's Signature                                                Date
(if joint acct., both must sign)
-----------------------------------------------------------------------------
                    SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)

[ ] Beginning the month of _______, 19__ please send me checks on a monthly or quarterly basis, as indicated below, in the amount of (complete as applicable) $______ from Class A Shares and/or $______ from Class B Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000 per class.)

               Frequency (check one):

                [ ] Monthly
                [ ] Quarterly (January, April, July and October)
______________________________________________________________________________

                            TELEPHONE TRANSACTIONS

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other Flag Investors Funds) unless I mark one or both of the boxes below:

               No, I/We do not want

                [ ] Telephone redemption privileges
                [ ] Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:

     Bank: ___________________________     Bank Account No: ___________________

  Address: ___________________________   Bank Account Name: ___________________


_______________________________________________________________________________

                      SIGNATURE AND TAXPAYER CERTIFICATION

I have received a copy of the Fund's prospectus dated          1996. Unless the
box below is checked, I certify under penalties of perjury, (1) that the number shown on this form is my correct taxpayer identification number and
(2) that I am not subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. [ ] Check here if you are subject to backup withholding.
If a non-resident alien, please indicate country of residence:

-----------------------------------------------------------------------------

I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.

-----------------------------------------------------------------------------
Signature                                                             Date

-----------------------------------------------------------------------------
Signature (if joint acct., both must sign)                            Date

-----------------------------------------------------------------------------

 For Dealer Use Only

Dealer's Name:     ___________________    Dealer Code: _________________________

Dealer's Address:  ___________________    Branch Code: _________________________

                  ____________________

Representative:   ____________________    Rep. No.     _________________________

Flag Investors Telephone Income Fund, Inc.
P.O. Box 514
Baltimore, MD 21203










----------------
   BULK RATE
  U.S. POSTAGE
     PAID
PERMIT NO. 2139
  BALTO., MD
----------------

                       STATEMENT OF ADDITIONAL INFORMATION


                  --------------------------------------------


                   FLAG INVESTORS TELEPHONE INCOME FUND, INC.
                          (Class A and Class B Shares)

                             135 E. Baltimore Street
                            Baltimore, Maryland 21202

                  --------------------------------------------


                  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS, WHICH MAY BE OBTAINED FROM ANY PARTICIPATING DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR CALLING ALEX. BROWN & SONS INCORPORATED, 135 EAST BALTIMORE ST., BALTIMORE, MARYLAND 21202, (800) 767-FLAG.















           Statement of Additional Information Dated: __________, 1996

                Relating to the Prospectus Dated: _________, 1996

                                TABLE OF CONTENTS


                                                                       Page
                                                                       ----
1.       General Information and History.........................       1


2.       Investment Objective and Policies.......................       2

3.       Valuation of Shares and Redemption......................       7

4.       Federal Tax Treatment of Dividends and Distributions....       8

5.       Management of the Fund..................................      11

6.       Investment Advisory and Other Services..................      16

7.       Distribution of Fund Shares.............................      17

8.       Brokerage...............................................      21

9.       Capital Stock...........................................      22

10.      Semi-Annual Reports.....................................      23

11.      Custodian, Transfer Agent, Accounting Services..........      23

12.      Independent Accountants.................................      24

13.      Performance Information.................................      24

14.      Control Persons and Principal Holders of Securities.....      26

15.      Financial Statements ...................................      26

         Appendix................................................     A-1

1.  GENERAL INFORMATION AND HISTORY

                  Flag Investors Telephone Income Fund, Inc. (the "Fund") is an open-end management investment company that was originally designed to provide both convenience and professional investment management to shareholders of the former American Telephone and Telegraph Company ("AT&T") after AT&T's divestiture and reorganization in January 1984.

                  Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers two classes of shares: Flag Investors Telephone Income Fund Class A Shares and Flag Investors Telephone Income Fund Class B Shares. As used herein, the "Fund" refers to Flag Investors Telephone Income Fund, Inc. and specific references to either class of the Fund's shares will be made using the name of such class. Important information concerning the Fund is included in the Fund's Prospectus which may be obtained without charge from Alex. Brown & Sons Incorporated ("Alex. Brown"), 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone (800) 767-FLAG) or from Participating Dealers that offer shares of the respective classes of the Fund ("Shares") to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement respecting the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                  The Fund was organized as a Maryland corporation on October 18, 1983. Shares of the Fund were sold by Alex. Brown and other broker-dealers in an offering that commenced on December 7, 1983. On January 18, 1984, the Fund effected a tax-free exchange of five of its Shares for each share of AT&T common stock that had previously been transmitted to the Fund by exchanging shareholders. The Fund collected the distributed shares of the regional telephone companies created by AT&T's divestiture and undertook an investment program consistent with the Fund's investment objectives. (See Prospectus - "Investment Program"). On May 20, 1985, the Fund reorganized as a Massachusetts business trust and on January 19, 1989, it reorganized as a Maryland corporation pursuant to an Agreement and Plan of Reorganization and Liquidation approved by shareholders on December 6, 1988. The Fund commenced offering the Flag Investors Telephone Income Fund Class B Shares on January 3, 1995.

                  For the period from April 6, 1993 through November 18, 1994, the Fund offered another class of shares: Flag Investors Telephone Income Fund Class D Shares, which were known at the time as Flag Investors Telephone Income Fund Class B Shares and were reclassified as Flag Investors Telephone Income Fund Class D Shares on November 18, 1994. Shares of that class are not currently being offered although shares remain outstanding.

                  Under a license agreement dated January 19, 1989 between the Fund and Alex. Brown Incorporated, Alex. Brown Incorporated licenses to the Fund the "Flag Investors" name and logo but retains rights to that name and logo, including the right to permit other investment companies to use them.

2.  INVESTMENT OBJECTIVE AND POLICIES

                  The Fund's investment objective is to seek current income and long-term growth of capital without undue risk. In seeking this objective, the Fund invests primarily in income-producing common stock, securities convertible thereto and debt obligations of companies in the telephone industry. The Fund's investment advisor, Investment Company Capital Corp. ("ICC") and sub-advisor, Alex. Brown Investment Management ("ABIM"), collectively, (the "Advisors") believe that investing in a portfolio of securities of companies in the telephone industry affords an attractive opportunity for achieving this investment objective. There can be no assurance, however, that the Fund's investment objective will be achieved. The Fund was rated the number-one equity income fund by Lipper Analytical Services, Inc. for the ten-year period ended December 31, 1995. Morningstar Mutual Fund Advisory Services assigned the Fund a four star rating as of December 31, 1995.


                  The Fund may also invest under certain circumstances, described in the Prospectus, in income-producing securities (including debt obligations) of issuers in other industries and may enter into repurchase agreements, may loan portfolio securities, and may write covered call options. In general, the Fund will invest in investment grade debt obligations that are rated, at the time of purchase, BBB or higher by Standard & Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). Up to 10% of the Fund's assets may be invested in lower quality debt obligations (securities rated BB or lower by S&P or Ba or lower by Moody's). (See "Below Investment Grade Securities" below.) The ratings categories of S&P and Moody's are described more fully in Appendix A.

Below Investment Grade Securities

                  The Fund may purchase debt obligations that carry ratings lower than those assigned to investment grade bonds by Moody's or S&P, or that are unrated if such bonds, in the Advisors' judgment, meet the quality criteria established by the Board of Directors. These bonds are generally known as "junk bonds." These securities may trade at substantial discounts from their face values. Accordingly, if the Fund is successful in meeting its objectives, investors may receive a total return consisting not only of income dividends but, to a lesser extent, capital gain distributions. Appendix A to this Statement of Additional Information sets forth a description of the S&P and Moody's rating categories, which indicate the rating agency's opinion as to the probability of timely payment of interest and principal. These ratings range in descending order of quality from AAA to D (though the Fund will not purchase securities rated, at the time of purchase below C), in the case of S&P, and from Aaa to C, in the case of Moody's. Generally, securities which are rated lower than BBB by S&P or Baa by Moody's are described as below investment grade. Securities rated lower than investment grade may be of a predominantly speculative character and their future cannot be considered well-assured. The issuer's ability to make timely payments of principal and interest may be subject to material contingencies. Securities in the lowest rating categories may be unable to make timely interest or principal payments and may be in default and in arrears in interest and principal payments.


                  The following summarizes the Moody's and S&P definitions for speculative grade debt obligations in which the Fund may invest. Bonds which are rated Ba by Moody's are judged to have speculative elements; their future cannot be considered well-assured; and protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds rated B generally lack characteristics of the desirable investment and the assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa rated bonds are of poor standing and may be in default or may have elements of danger with respect to principal or interest. Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings. Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing. In the case of S&P, BB rated bonds have less near-term vulnerability to default than other speculative issues but face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. B rated bonds have a greater vulnerability to default than BB rated bonds but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating. CCC rated bonds have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating CI is reserved for income bonds on which no interest is being paid.


                  Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, these ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, the Advisors do not rely exclusively on ratings issued by S&P or Moody's in selecting portfolio securities but supplement such ratings with independent and ongoing review of credit quality. In addition, the total return the Fund may earn from investments in high yield securities will be significantly affected not only by credit quality but by fluctuations in the markets in which such securities are traded. Accordingly, selection and supervision by the Advisors of investments in lower rated securities involves continuous analysis of individual issuers, general business conditions, activities in the high yield bond market and other factors. The analysis of issuers may include, among other things, historic and current financial conditions, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

                  Investing in higher yield, lower rated bonds entails substantially greater risk than investing in investment grade bonds, including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of high yield bonds will fluctuate over time, reflecting not only changing interest rates but the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. In adverse economic conditions, the liquidity of the secondary market for junk bonds may be significantly reduced. In addition, adverse economic developments could disrupt the high yield market, affecting both price and liquidity, and could also affect the ability of issuers to repay principal and interest, thereby leading to a default rate higher than has been the case historically. Even under normal conditions, the market for junk bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of high yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, the market for junk bonds may become more volatile and there may be significant disparities in the prices quoted for high yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable, objective data available.

                  Finally, prices for high yield bonds may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation may significantly depress the prices of outstanding high yield bonds.

Repurchase Agreements

                  The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed to be creditworthy by ICC and ABIM, under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian, sub-custodian, or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the U.S. Government only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period during which the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Lending of Portfolio Securities

                  The Fund may lend portfolio securities to Board-approved brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that the borrower maintains cash or equivalent collateral or a letter of credit in the Fund's favor of not less than 100% of the market value of the securities loaned by marking to market daily. While the portfolio securities are on loan, the Fund receives from the borrower an amount equal to any dividend or interest paid on such securities. The Fund may invest the cash collateral to generate additional income or it may by agreement with the borrower receive interest income from the borrower. Either the Fund or the borrower may terminate the loan at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may agree to pay a portion of interest generated on the Fund's investment of the cash or equivalent collateral to the borrower or placing broker. The Fund has no current intention of lending more than 5% of its portfolio securities.

Covered Call Options

                  In an attempt to earn additional income, and as a means of protecting the Fund's assets against market declines, the Fund may, to a limited extent, write covered call option contracts on certain of its securities and purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which call option contracts have been written.

                  When the Fund writes a call option on securities which it owns, it gives the purchaser of the option the right to buy the securities at the price specified in the option (the "Exercise Price") at any time prior to the expiration of the option. In the strategy to be employed by the Fund, the Exercise Price, plus the option premium paid by the purchaser, is almost always greater than the market price of the underlying security at the time the option is written. If any option is exercised, the Fund will realize the long-term or short-term gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received. By writing a covered option, the Fund may forego, in exchange for the net premium, the opportunity to profit from an increase in value of the underlying security above the Exercise Price. Thus, options will be written when ICC and ABIM believe the security should be held for the long term but expects no appreciation or only moderate appreciation within the option period. The Fund also may write covered options on securities that have a current value above the original purchase price but which, if then sold, would not normally qualify for a long-term capital gains treatment. Such activities will normally take place during periods when market volatility is expected to be high.

                  Only call options which are traded on a national securities exchange will be written. Call options are issued by the Options Clearing Corporation, which also serves as the clearing house for transactions with respect to options. The price of a call option is paid to the writer without refund on expiration or exercise, and no portion of the price is retained by The Options Clearing Corporation or the exchanges listed above. Writers and purchasers of options pay the transaction costs, which may include commissions charged or incurred in connection with such option transactions.

                  The Fund may write options contracts on its securities up to an amount not in excess of 20% of the value of its net assets at the time such options are written. The Fund will not sell the securities against which options have been written (uncover the options) until after the option period has expired, the option has been exercised or a closing purchase has been executed.

                  Call options may be purchased by the Fund, but only to terminate an obligation as a writer of a call option. This is accomplished by making a closing purchase transaction, that is, the purchase of a call option on the same security with the same Exercise Price and expiration date as specified in the call option which had been written previously. A closing purchase transaction with respect to calls traded on a national securities exchange has the effect of extinguishing the obligation of a writer. Although the cost to the Fund of such a transaction may be greater than the net premium received by the Fund upon writing the original option, the Directors believe that it is appropriate for the Fund to have the ability to make closing purchase transactions in order to prevent its portfolio securities from being purchased pursuant to the exercise of a call. ICC and ABIM may also permit the call option to be exercised. A profit or loss from a closing purchase transaction will be realized depending on whether the amount paid to purchase a call to close a position is less or more than the amount received from writing the call. A profit or loss from an option exercised will be realized depending upon whether the cost of the stock sold through the exercise, minus the premium received on the option, is less or more than the proceeds of the exercise.

Investment Restrictions

                  The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. Accordingly, the Fund will not:

                  1. Invest in real estate or mortgages on real estate;

                  2. Purchase or sell commodities or commodities contracts;

                  3. Borrow in order to increase income; however, the Fund may borrow on a temporary basis amounts up to 10% of its assets to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. The Fund will not purchase additional securities when borrowings exceed 5% of its total assets;

                  4. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

                  5. Issue senior securities;

                  6. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, and may loan portfolio securities and enter into repurchase agreements as described in this Registration Statement;

                  7. Effect short sales of securities;

                  8. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

                  9. Purchase participations or other interests in oil, gas or other mineral exploration or development programs; or

                 10. Invest more than 10% of the value of its net assets in illiquid securities (as defined under federal and state securities laws), including repurchase agreements with remaining maturities in excess of seven days.

                  The following are investment restrictions that may be changed by a vote of the majority of the Board of Directors. The Fund will not:

                  1. Purchase any securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years;

                  2. Invest in shares of any other investment company registered under the Investment Company Act of 1940, other than in connection with a merger, consolidation, reorganization or acquisition of assets;

                  3. Purchase or retain the securities of any issuer if to the knowledge of the Fund any officer or Director of the Fund or its investment advisor owns beneficially more than .5% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities of such issuer;

                  4. Invest in companies for the purpose of exercising management or control;

                  5. Invest in puts or calls or any combination thereof, except that the Fund may write covered call options and may enter into related closing transactions in accordance with its investment objectives and policies; or

                  6. Invest in warrants if as a result more than 2% of the value of the Fund's net assets would be invested in warrants which are not listed on a recognized stock exchange, or more than 5% of the Fund's net assets would be invested in warrants regardless of whether listed on such exchange.

                  7. Invest in real estate limited partnerships or oil, gas or mineral leases.

3.  VALUATION OF SHARES AND REDEMPTION

Valuation of Shares

                  The net asset value per Share is determined once daily as of 4:00 p.m. (Eastern Time) each day on which the New York Stock Exchange is open for business ("Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                  For the purpose of determining the price at which Shares are redeemed, the net asset value per Share is calculated by valuing all securities held by the Fund, deducting the Fund's actual and accrued liabilities (including liability for dividends declared), and dividing the resulting amount by the number of outstanding Shares. To determine the net asset value per Share of either class, the net asset value calculated as described above will be further adjusted to reflect the pro rata portion of income and expenses attributable to that class. For this purpose, portfolio securities will be given their market value where feasible. If a portfolio security is traded on a national securities exchange or on an automated dealer quotation system, such as NASDAQ, on the valuation date, the last quoted sale price will generally be used. Options are valued at the last reported sale price, or if no sales are reported at the average of the last reported bid and asked prices. Securities or other assets for which market quotations are not readily available are valued by appraisal at their fair value so determined in good faith by ICC and ABIM under procedures established and monitored by the Board of Directors. Short-term obligations with maturities of 60 days or less will be valued at amortized cost, which constitutes fair value as determined by the Directors.

Redemption

                  The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

                  Under normal circumstances, the Fund will redeem Shares by check as described in the Prospectus. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares," and such valuation will be made as of the same time the redemption price is determined. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


4.  FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

                  The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

                  The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

Qualification as a Regulated Investment Company

                  The Fund has elected to be, and has been, taxed as a regulated investment company ("RIC") under Subchapter M of the Code. However, in order to qualify as a RIC for any taxable year, the Fund must generally derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies and other income (including, but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies (the "Income Requirement"). In addition, the Fund generally must derive less than 30% of its gross income from gains on the sale or other disposition of certain investments held for less than three months, including stock or securities (as defined in Section 2(a)(36) of the 1940 Act); foreign currencies (or options, futures, or forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities); and options, futures or forward contracts (other than options, futures,or forward contracts on foreign currencies) (the "Short-Short Gain Test").

                  To the extent that the Fund is able and chooses to identify and designate offsetting positions (e.g., options that the Fund has written and the securities covered by such options) as "hedges," increases and decreases in the value of such positions will be netted for the purposes of determining whether the Short-Short Gain Test has been satisfied. The Short-Short Gain

Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded.

                  In addition, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of any such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other RICs), or in two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses (the "Asset Diversification Test"). The Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase. The Fund may curtail its investments in certain securities where the application thereto of the Asset Diversification Test is uncertain.

                  Under Subchapter M, the Fund is exempt from federal income tax on its net investment income and capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short term capital gains over net long term capital losses) for the year (the "Distribution Requirement") and complies with the other requirements of the Code described above. The Distribution Requirement for any year may be waived if a RIC establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax.

                  Although the Fund intends to distribute substantially all of its net investment income and capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

                  If for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and all such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the 70% dividends received deduction for corporate shareholders.

Fund Distributions

                  Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

                  The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gain") for each taxable year. However, the Fund expects to distribute substantially all of its net capital gains each year. If such gains are distributed as a capital gains distribution, they are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held the Shares, whether or not such gains were recognized by the Fund prior to the date on which a shareholder acquired Fund Shares and whether or not the distribution was paid in cash or reinvested in Shares. Conversely, if the Fund elects to retain its net capital gains, it will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate capital gains tax rate. In this event, it is expected that the Fund also will elect to have shareholders treated as having received a distribution of such gains, with the result that shareholders will be required to report such gains on their returns as long-term capital gains, will receive a tax credit for their allocable share of capital gains tax paid by the Fund on the gains, and will increase the tax basis for their Shares by an amount equal to 65% of such gains.

                  Generally, gain or loss on the sale or exchange of a Share will be a capital gain or loss which will be long-term if the Share has been held for more than one year and otherwise will be short-term. However, a shareholder who realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or has included in income any undistributed net capital gains of the Fund with respect to such Share) must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund with respect to such Share which have been included in the shareholder's income). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). Investors should particularly note that this loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

                  Investors should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those purchasing just prior to an ordinary income dividend or capital gains distribution will be taxable on the entire amount of the dividend or distribution received, even though the net asset value per Share on the date of such purchase may have reflected the amount of such forthcoming dividend or distribution.

                  In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the 70% dividends received deduction to the extent of the gross amount of certain qualifying dividends received by the Fund for the year. Generally, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. For purposes of the alternative minimum tax and the environmental tax, corporate shareholders generally will be required to take the full amount of any dividend received from the Fund into account in determining their adjusted current earnings for purposes of computing "alternative minimum taxable income."

                  The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of distributions payable to any shareholder who (1) has provided either an incorrect taxpayer identification number or no number at all, (2) is subject to backup withholding by the Service for failure to properly report the receipt of interest or dividend income, or
(3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding.

                  The Fund will provide a statement annually to shareholders as to the federal income tax status of distributions paid (or deemed to be paid) by the Fund during the year.

Federal Excise Tax; Miscellaneous Considerations

                  The Code imposes a nondeductible 4% federal excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income (the excess of long and short-term capital gain over long and short-term capital loss) for the one-year period ending on October 31 of such calendar year. The excise tax is imposed on the undistributed part of this required distribution. In addition, the balance of such income must be distributed during the next calendar year to avoid liability for the excise tax in that year. For the foregoing purposes, an investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

                  The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for excise tax. However, investors should note that in certain circumstances the Fund may be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability, and in addition, that the liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the Short-Short Gain Test.

                  Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.


5.  MANAGEMENT OF THE FUND

Directors and Officers

                  The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is 135 East Baltimore Street, Baltimore, Maryland 21202.

*W. JAMES PRICE, Chairman and Director (10/6/24)
         6885 North Ocean Boulevard, Apartment #306, Ocean Ridge, Florida 33435-3342. Director, Boca Research, Inc. (computer peripherals); Managing Director Emeritus, Alex. Brown & Sons Incorporated; Formerly, Director, CSX Corporation (transportation and natural resources company), and PHH Corporation (business services).

*CHARLES W. COLE, JR., Director (11/11/35)
         Vice Chairman, Alex. Brown Capital Advisory & Trust Company (registered investment advisor); Director, Provident Bankshares Corporation and Provident Bank of Maryland; Formerly, President, Chief Executive Officer, Chief Administrative Officer and Director, First Maryland Bancorp, The First National Bank of Maryland and First Omni Bank; Formerly, Director, York Bank and Trust Company.

JAMES J. CUNNANE, Director (3/11/38)
         CBC Capital, 264 Carlyle Lake Drive, St. Louis, Missouri 63141. Managing Director, CBC Capital (merchant banking), 1993-Present; Formerly, Senior Vice President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993 and Director, The Arch Fund (mutual fund).

*RICHARD T. HALE, Director (7/17/45)
         Managing Director, Alex. Brown & Sons Incorporated; Chartered Financial Analyst.

JOHN F. KROEGER, Director (8/11/24)
         P.O. Box 464, 24875 Swan Road-Martingham, St. Michaels, Maryland 21663. Director/Trustee, AIM Funds; Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm) and General Manager, Shell Oil Company.

LOUIS E. LEVY, Director (11/16/32)
         26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (banking and finance); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. MCDONALD, Director (7/14/32)
         Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care).

*TRUMAN T. SEMANS, Director (10/27/27)
         Managing Director, Alex. Brown & Sons Incorporated; Formerly, Vice Chairman, Alex. Brown Incorporated.

REBECCA W. RIMEL, Director (4/10/51)
         The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, PA 19103-7017; President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company; Formerly, Executive Director, The Pew Charitable Trusts.

CARL W. VOGT, Director (4/20/36)
         Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 2004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Formerly, Chairman, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak) and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration).

HARRY WOOLF, Director (8/12/23)
         Institute for Advanced Study, South Olden Lane, Princeton, New Jersey 08540. Professor-at-Large Emeritus, Institute for Advanced Study; Director, ATL and Spacelabs Medical Corp. (medical equipment) and Family Health International (non-profit research and education); Trustee, Reed College (education); Director, Research America (non-profit medical research); Formerly, Trustee, Rockefeller Foundation and Director, Merrill Lynch Cluster C Funds (mutual funds).

BRUCE E. BEHRENS, President (4/20/44)
         Vice President and Portfolio Manager, Alex. Brown Investment Management (registered investment advisor); Vice President and Treasurer, Buppert, Behrens & Owen, Inc.

J. DORSEY BROWN, III, Executive Vice President (8/26/39)
         Managing Director, Alex. Brown & Sons Incorporated; Currently, Chief Executive Officer and Formerly, General Partner, Alex. Brown Investment Management.

HOBART C. BUPPERT, II, Vice President (8/1/46)
         Vice President and Portfolio Manager, Alex. Brown Investment Management (registered investment advisor) 1984-Present; President, Buppert, Behrens & Owen, Inc., 1987-Present.

LEE S. OWEN, Vice President (10/27/47)
         Vice President and Portfolio Manager, Alex. Brown Investment Management (registered investment advisor); Vice President and Secretary, Buppert, Behrens & Owen, Inc.

EDWARD J. VEILLEUX, Vice President (8/26/43)
         Principal, Alex. Brown & Sons Incorporated; President, Investment Company Capital Corp. (registered investment advisor); Vice President, Armata Financial Corp. (registered broker-dealer).

GARY V. FEARNOW, Vice President (12/6/44)
         Managing Director, Alex. Brown & Sons Incorporated; Manager, Special Products Department, Alex. Brown & Sons Incorporated.

BRIAN C. NELSON, Vice President and Secretary (7/31/59)
         Vice President, Alex. Brown & Sons Incorporated, Investment Company Capital Corp. (registered investment advisor) and Armata Financial Corp. (registered broker-dealer); Assistant Secretary, The Glenmede Fund, Inc. and The Glenmede Portfolios (mutual funds).

LIAM D. BURKE, Vice President (12/27/55)
         Telecommunications Analyst, Alex. Brown Investment Management, October 1994-Present; Formerly, Telecommunications Analyst, Ferris, Baker Watts, Inc. (brokerage firm), May 1992-October 1994 and Managing Director, Frey and Co. (investment banking), October 1989-May 1992.

JOSEPH A. FINELLI, Treasurer (1/24/57)
          Vice President, Alex. Brown & Sons Incorporated, September 1995-Present; Treasurer, The Glenmede Fund, Inc. and The Glenmede Portfolios (mutual funds), December 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (mutual funds) and Vice President, Delaware Management Company, Inc., 1980-August 1995.

LAURIE D. DePRINE, Assistant Secretary (1/1/66)
         Asset Management Department, Alex. Brown & Sons Incorporated, 1991-Present; Formerly, Student, 1989-1991.

-------------------

* Messrs. Price, Cole, Hale and Semans are, and Ms. Rimel may be, directors who are "interested persons," as defined in the 1940 Act.

                  Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by Alex. Brown or its affiliates. There are currently 12 funds in the Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Price serves as a Director of seven funds in the Fund Complex. Mr. Cole serves as a Director of four funds in the Fund Complex. Mr. Hale serves as President and Director of one fund and as a Director of each of the other funds in the Fund Complex. Mr. Semans serves as a Director of eight funds in the Fund Complex. Messrs. Cunnane, Kroeger, Levy, McDonald and Woolf serve as Directors of each fund in the Fund Complex. Ms. Rimel serves as a Director of six funds in the Fund Complex. Mr. Vogt serves as a Director of five funds in the Fund Complex. Mr. Behrens serves as President of one fund and Vice President of two funds in the Fund Complex. Mr. Brown serves as President of one fund and Executive Vice President of two funds in the Fund Complex. Mr. Buppert serves as Executive Vice President of one fund and Vice President of two funds in the Fund Complex and Mr. Owen serves as President of one fund, Executive Vice President of one fund and Vice President of one fund in the Fund Complex. Mr. Fearnow serves as Vice President of 10 funds in the Fund Complex. Mr. Veilleux serves as Executive Vice President of one fund and as Vice President of 11 funds in the Fund Complex. Mr. Burke serves as Vice President of one fund in the Fund Complex. Mr. Nelson serves as Vice President and Secretary, Mr. Finelli serves as Treasurer and Ms. DePrine serves as Assistant Secretary, respectively, of each of the funds in the Fund Complex.

                  Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

                  Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of Alex. Brown or Alex. Brown Incorporated may be considered to have received remuneration indirectly. As compensation for his or her services as director, each Director who is not an "interested person" of the Fund (as defined in the 1940 Act) (a "Non-Interested Director") and Ms. Rimel, receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from all Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc., for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended December 31, 1995, Non-Interested Directors' fees attributable to the assets of the Fund totalled $29,209.84.

                               COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Total Compensation From the Fund
                                                        Aggregate Compensation From the Fund    and Fund Complex Paid to Directors
                                                        in the Fiscal Year Ended                          in the Fiscal Year Ended
Name of Person, Position+                               December 31, 1995                                        December 31, 1995
----------------------------------------------------------------------------------------------------------------------------------
*W. James Price, Chairman                                          $0                                                 $0

*Robert S. Killebrew, Jr., Director
 and Vice President**                                              $0                                                 $0

*Truman T. Semans, Director                                        $0                                                 $0

James J. Cunnane, Director                                     $4,402(1)                                  $39,000 for service on 13
                                                                                                      Boards(2) in the Fund Complex

N. Bruce Hannay, Director***                                   $4,402(1)                                  $39,000 for service on 13
                                                                                                      Boards(2) in the Fund Complex

John F. Kroeger, Director                                      $5,000                                     $44,425 for service on 13
                                                                                                      Boards(2) in the Fund Complex

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Total Compensation From the Fund
                                                        Aggregate Compensation From the Fund    and Fund Complex Paid to Directors
                                                        in the Fiscal Year Ended                          in the Fiscal Year Ended
Name of Person, Position+                               December 31, 1995                                        December 31, 1995
----------------------------------------------------------------------------------------------------------------------------------
Louis E. Levy, Director                                        $4,402                                     $39,000 for service on 13
                                                                                                      Boards(2) in the Fund Complex

Eugene J. McDonald, Director                                   $4,402(1)                                  $39,000 for service on 13
                                                                                                      Boards(2) in the Fund Complex

Harry Woolf, Director                                          $4,402(1)                                  $39,000 for service on 13
                                                                                                      Boards(2) in the Fund Complex

------------
+ Messrs. Hale, Cole and Vogt and Ms. Rimel were elected to the Board at a special meeting of Directors held on April __, 1996.
* A Director who is an "interested person" as defined in the Investment Company Act.
**   Retired, effective ________________.
***  Retired, effective January 31, 1996.
(1) Of amounts paid to Messrs. Cunnane, Hannay, McDonald and Woolf, all of such amounts has been deferred pursuant to a deferred compensation plan, except Mr. Hannay who deferred $3,197.
(2)  One of these funds ceased operations on May 17, 1995.

               The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of five years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which he or she served. The Retirement Plan is unfunded and unvested. Messrs. Kroeger and Woolf have qualified but have not yet received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994, and a Director who retired effective January 31, 1996 who have qualified for the Retirement Plan and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fee is allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

               Beginning in December, 1994, any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his or her annual compensation pursuant to a Deferred Compensation Plan.


Code of Ethics

               The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics significantly restricts the personal investing activities of all employees of ICC and the directors and officers of Alex. Brown. As described below, the Code of Ethics imposes additional, more onerous, restrictions on the Fund's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

               The Code of Ethics requires that all employees of ICC, any director or officer of Alex. Brown, and all Non-Interested Directors, preclear any personal securities investments (with limited exceptions, such as non-volitional purchases or purchases which are part of an automatic dividend reinvestment plan). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security.

6.  INVESTMENT ADVISORY AND OTHER SERVICES


               On April ___, 1996, the shareholders of the Fund approved an Investment Advisory Agreement between the Fund and ICC and a Sub-Advisory Agreement among the Fund, ICC and ABIM, both of which contracts are described in greater detail below. ICC, the investment advisor, is a wholly owned subsidiary of Alex Brown, the Fund's distributor. ICC is also the investment advisor to Flag Investors Value Builder Fund, Inc. and Flag Investors Equity Partners Fund, Inc. (for which funds ABIM serves as the sub-advisor), Alex. Brown Cash Reserve Fund, Inc., Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., Flag Investors Intermediate-Term Income Fund, Inc., Flag Investors Maryland Intermediate Tax Free Income Fund, Inc., and Flag Investors Real Estate Securities Fund, Inc., which are also distributed by Alex. Brown. Prior to January 19, 1989, ABIM served as the Fund's investment advisor pursuant to investment advisory agreements dated May 16, 1985 and September 17, 1987. Buppert, Behrens & Owens, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. Alex. Brown holds a 1% general partnership interest in ABIM and Alex. Brown Incorporated owns the remaining 49% limited partnership interest. ABIM is a registered investment advisor and has under management as of December 31, 1995 approximately $4.1 billion, including the assets of the Fund and the assets of ABIM's other clients.


               Under the Investment Advisory Agreement, ICC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. ICC has delegated this responsibility to ABIM. Any investment program undertaken by ICC or ABIM will at all times be subject to policies and control of the Fund's Board of Directors. ICC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICC without reimbursement by the Fund for any costs. Neither ICC nor ABIM shall be liable to the Fund or its shareholders for any act or omission by ICC or ABIM or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICC and ABIM to the Fund are not exclusive and ICC and ABIM are free to render similar services to others.


               As compensation for its services, ICC is entitled to receive a fee from the Fund, calculated daily and paid monthly, at the annual rate of .85% of the first $100 million of the Fund's average daily net assets, .75% of the next $100 million of the Fund's average daily net assets, .70% of the next $100 million of the Fund's average daily net assets, .65% of the next $200 million of the Fund's average daily net assets, .58% of the next $500 million of the Fund's average daily net assets, .53% of the next $500 million of the Fund's average daily net assets and .50% of that portion of the Fund's average daily net assets exceeding $1.5 billion. As compensation for its services, ABIM is entitled to receive a fee from ICC, payable from its advisory fee, calculated daily and paid monthly, at the annual rate of .60% of the first $100 million of the Fund's average daily net assets, .55% of the next $100 million of the Fund's average daily net assets, .50% of the next $100 million of the Fund's average daily net assets, .45% of the next $200 million of the Fund's average daily net assets,
 .40% of the next $500 million of the Fund's average daily net assets, .37% of the next $500 million of the Fund's average daily net assets, and .35% of that portion of the Fund's average daily net assets exceeding $1.5 billion.


               ICC has agreed to reduce its aggregate fees on a monthly basis for any fiscal year to the extent required so that the amount of the ordinary expenses of the Fund (excluding brokerage commissions, interest, taxes and extraordinary expenses such as legal claims, liabilities, litigation costs and indemnification related thereto) paid or incurred by the Fund for such fiscal year does not exceed the expense limitations applicable to the Fund imposed by the securities laws or regulations of the states in which the Fund's Shares are registered or qualified for sale as such limitations may be raised or lowered from time to time. Currently, the most restrictive of such expense limitations requires ICC to reduce its fees to the extent required so that ordinary expenses of the Fund (excluding brokerage commissions, interest, taxes, and extraordinary expenses such as legal claims, liabilities, litigation costs and indemnification related thereto) do not exceed 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of the Fund's average daily net assets and 1.5% of the Fund's average daily net assets in excess of $100 million. In addition, if required to do so by any applicable state securities laws or regulations, ICC will reimburse the Fund to the extent required to prevent the expense limitations of any state law or regulation from being exceeded. ABIM has agreed to reduce its aggregate fees for any fiscal year in an amount proportionate to the amount by which ICC's fees may be reduced as described above.


               Each of the Investment Advisory Agreement and the Sub-Advisory Agreement has an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Non-Interested Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, and by a vote of a majority of the outstanding Shares. The Fund or ICC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment. The Sub-Advisory Agreement has similar termination provisions. Prior to April __, 1996, ICC served as the Fund's investment advisor and ABIM served as the Fund's sub-advisor pursuant to agreements approved by shareholders on December 6, 1988. For the fiscal years ended December 31, 1995, December 31, 1994 and December 31, 1993, the Fund paid ICC fees (net of fee waivers) of $2,297,474, $2,244,515 and $1,892,883, respectively, and ICC paid ABIM from the fees it received, fees in the amount of $1,541,505, $1,533,375 and $1,289,934, respectively. Absent such fee waivers, the Class A Shares' Total Operating Expenses would have been .99%, .99% and .98%, respectively, of its average net assets. Absent fee waivers for the fiscal period from January 3, 1995 (commencement of operation) through December 31, 1995, the Class B Shares' Total Operating Expenses would have been 1.74% of its average net assets. Absent fee waivers, for the years ended December 31, 1995 and December 31, 1994 and for the period from April 6, 1993 through December 31, 1993, the Class D Shares' Total Operating Expenses would have been 1.34%, 1.34% and 1.31%, respectively, of its average net assets. Such voluntary fee waivers were discontinued on October 6, 1995.


               ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. See "Custodian, Transfer Agent, Accounting Services."

7.  DISTRIBUTION OF FUND SHARES

               The Distribution Agreements provide that Alex. Brown has the exclusive right to distribute the related class of Flag Investors Telephone Income Fund Shares either directly or through other broker-dealers and further provide that Alex. Brown will: (a) solicit and receive orders for the purchase of Shares, (b) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible, (c) receive requests for redemptions and transmit such redemption requests to the Fund's transfer agent as promptly as possible, and (d) respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Alex. Brown has not undertaken to sell any specific number of Shares. The Distribution Agreements further provide that, in connection with the distribution of Shares, Alex. Brown will be responsible for all of the promotional expenses. The services provided by Alex. Brown to the Fund are not exclusive, and Alex. Brown is free to provide similar services to others. Alex. Brown shall not be liable to the Fund or its shareholders for any act or omission by Alex. Brown or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


               Alex. Brown and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from Fund shareholders concerning the status of their accounts and the operations of the Fund.

               As compensation for providing distribution services as described above, the Fund will pay Alex. Brown for the Flag Investors Class A Shares, an annual fee, paid monthly equal to .25% of the average daily net assets of the Class A Shares. As compensation for providing distribution services as described above for the Flag Investors Class B Shares, the Fund will pay Alex. Brown, an annual fee, paid monthly, equal to .75% of the average daily net assets of the Class B Shares. With respect to the Class A Shares, Alex. Brown expects to allocate most of its annual distribution fee to its investment representatives and up to all of its fee to Participating Dealers. With respect to the Class B Shares, Alex. Brown expects to retain the entire distribution fee as reimbursement for front-end payments to its investment representatives and to Participating Dealers.

               As compensation for providing distribution services for the Class A Shares in the fiscal years ended December 31, 1995, December 31, 1994 and December 31, 1993, Alex. Brown received from the Fund aggregate commissions and fees in the amount of $1,153,794, $1,155,931 and $973,525, respectively. For the same periods, Alex. Brown paid from the fees it received $448,990, $470,275 and $259,204 to its investment representatives as compensation and $691,339, $652,516 and $485,886 to Participating Dealers as compensation. In addition, in the fiscal year ended December 31, 1995, Alex. Brown incurred expenses on the Class A Shares of $_____ for advertising and $_____ for printing and mailing prospectuses to prospective investors. As compensation for providing distribution services for the Class B Shares for the period from January 3, 1995 (commencement of operations) through December 31, 1995, Alex. Brown received from the Fund aggregate 12b-1 fees in the amount of $35,130 and from such amounts paid $_____ for advertising and $_____ for printing and mailing prospectuses to prospective investors.

               In addition, with respect to the Class B Shares, the Fund will pay Alex. Brown a shareholder servicing fee at an annual rate of .25% of the average daily net assets of the Class B Shares. (See the Prospectus.) Alex. Brown expects to allocate most of its shareholder servicing fee to its investment representatives or to Participating Dealers. For the period from January 3, 1995 through December 31, 1995, such fees totalled $8,879.75 and Alex. Brown paid from such amounts $2,356 to its investment representatives and $6,398 to Participating Dealers.

               For the period April 6, 1993 through November 18, 1994 the Fund offered the Flag Investors Telephone Income Fund Class D Shares of the Fund (which were known at such time as the Flag Investors Telephone Income Fund Class B Shares.) Some Class D Shares remain outstanding. As compensation for providing distribution services for the Class D Shares for the fiscal years ended December 31, 1995 and for the period from April 6, 1993 through December 31, 1993, Alex. Brown received from the Fund aggregate commissions and fees in the amount of $189,406, $185,856 and $39,490 and paid from such fees it received $29,730, $6,785 and $0 to its investment representatives as compensation and $103,634,

$20,377 and $0 to Participating Dealers as compensation. In the fiscal year ended December 31, 1995, Alex. Brown incurred expenses on the Class D Shares of $_____ for _____ [insert any expenses].

               Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for each of its classes of Shares (the "Plans"). Under the Plans, the Fund pays a fee to Alex. Brown for distribution and other shareholder servicing assistance as set forth in the Distribution Agreements, and Alex. Brown is authorized to make payments out of its fees to its investment representatives and to participating broker-dealers. Each Distribution Agreement has an initial term of two years. The Distribution Agreements and the Plans encompassed therein will remain in effect from year to year as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Non-Interested Directors, by votes cast in person at a meeting called for such purpose. The Distribution Agreements including the Plans and forms of Sub-Distribution Agreements, were most recently approved by the Fund's Board of Directors, including a majority of the Non-Interested Directors, on September 26, 1995.


               In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreements without the approval of the shareholders of the Fund. The Plans may be terminated at any time and the Distribution Agreements may be terminated at any time upon sixty days' notice, in either case without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the outstanding class of Shares (as defined under "Capital Stock"). Any Sub-Distribution Agreement may be terminated in the same manner at any time. The Distribution Agreements and any Sub-Distribution Agreements shall automatically terminate in the event of assignment.

               During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to Alex. Brown pursuant to the Distribution Agreements and to broker-dealers pursuant to Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Non-Interested Directors shall be committed to the discretion of the Non-Interested Directors then in office.

               In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which Alex. Brown will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

               Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to Alex. Brown under the Plans. Payments under the Plan are made as described above regardless of Alex. Brown's actual cost of providing distribution services and may be used to pay Alex. Brown's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Class A Shares is less than .25% of the Class A Shares' average daily net assets for any period or in connection with the sale of the Class B Shares is less than .75% of the Class B Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by Alex. Brown. The Plans do not provide for any charges to the Fund for excess amounts expended by Alex. Brown and, if either Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to Alex. Brown pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the related Distribution Agreement terminates.


               In the fiscal years ended December 31, 1995, December 31, 1994 and December 31, 1993, Alex. Brown received sales commissions on the Class A Shares of $_____, $______ and $_____ and from such amounts retained $_____, $_____ and $_____ for each such year, respectively. In the fiscal years ended December 31, 1995, December 31, 1994 and December 31, 1993, Alex. Brown received contingent deferred sales loads on the Class B Shares of $_____, $_____ and $_____ and from such amounts retained $_____, $_____ and $_____ for each such year, respectively.


               Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Non-Interested Directors, and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by Alex.
Brown, ICC or ABIM.

               The address of Alex. Brown is 135 East Baltimore Street, Baltimore, Maryland 21202.

8.  BROKERAGE

               ABIM is responsible for decisions to buy and sell securities for the Fund, for the broker-dealer selection and for negotiation of commission rates, subject to the supervision of ICC. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between ABIM and the broker-dealers. ABIM may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, Alex. Brown.

               In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with Alex. Brown in any transaction in which Alex. Brown acts as a principal; that is, an order will not be placed with Alex. Brown if execution of the trade involves Alex. Brown serving as a principal with respect to any part of the Fund's order, nor will the Fund buy or sell over-the-counter securities with Alex. Brown acting as market maker.

               If Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

               ABIM's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ABIM may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which are deemed by ABIM to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ABIM with clients other than the Fund. Similarly, any research services received by ABIM through placement of portfolio transactions of other clients may be of value to ABIM in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ABIM by a broker-dealer. ABIM is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ABIM's research and analysis. Therefore, it may tend to benefit the Fund by improving ABIM's investment advice. ABIM's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ABIM's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ABIM is also authorized to pay broker-dealers other than Alex. Brown higher commissions on brokerage transactions for the Fund in order to secure research and investment services described above. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board.

               Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through Alex. Brown. At the time of such authorization the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act which requires that the commissions paid Alex. Brown must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC and ABIM to furnish reports and to maintain records in connection with such reviews. The Distribution Agreement between Alex. Brown and the Fund does not provide for any reduction in the distribution fee to be received by

Alex. Brown from the Fund as a result of profits resulting from brokerage commissions on transactions of the Fund effected through Alex. Brown.

               ABIM manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ABIM. ABIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.


               During the fiscal years ended December 31, 1995, December 31, 1994 and December 31, 1993, Alex. Brown directed $288,166,553, $208,696,174 and
$119,892,648, respectively, of transactions to broker-dealers and paid $386,539, $254,895 and $257,703, respectively, to broker-dealers in related commissions because of research services provided. In the fiscal years ended December 31, 1995, December 31, 1994 and December 31, 1993, the Fund paid Alex. Brown brokerage commissions in the aggregate amount of $0, $7,000 and $5,600, which represented 0%, 2.7% and 2.2% of the Fund's aggregate brokerage commissions for the respective periods and which were paid on transactions that represented 0%, 1.8% and 2.3% of the aggregate dollar amount of transactions that incurred commissions paid by the Fund during the respective periods. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of December 31, 1995, the Fund held a 5.70% repurchase agreement issued by Goldman Sachs & Co. valued at $2,543,435. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.



9.  CAPITAL STOCK

               Under the Fund's Articles of Incorporation, the Fund has 70 million authorized Shares of common stock, with a par value of $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval. On October 11, 1989, the Fund declared a two for one stock dividend payable to shareholders of record on October 27, 1989.

               The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time. The Fund currently has one Series and the Board has designated three classes of Shares: Flag Investors Telephone Income Fund Class A Shares, Flag Investors Telephone Income Fund Class B Shares and Flag Investors Telephone Income Fund Class D Shares. The Flag Investors Telephone Income Fund Class D Shares are not currently being offered. In the event separate series are established, all Shares of the Fund, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Fund (other than 12b-1 fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively would be voted on by the holders of such class.

               Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

               As used in this Statement of Additional Information, the term "majority of the outstanding shares" means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares.


10. SEMI-ANNUAL REPORTS

               The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements.


11. CUSTODIAN, TRANSFER AGENT, ACCOUNTING SERVICES


               PNC Bank, National Association ("PNC Bank"), Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, has been retained to act as custodian of the Fund's investments. PNC Bank receives such compensation from the Fund for its services as Custodian as may be agreed to from time to time by PNC Bank and the Fund. Investment Company Capital Corp., 135 East Baltimore Street, Baltimore, Maryland 21202, has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICC up to $10.12 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended December 31, 1995, such fees totalled $550,000.

               ICC also provides certain accounting services to the Fund under a Master Services Agreement effective January 1, 1994, between the Fund and ICC. As compensation for these services, ICC receives an annual fee, calculated daily and paid monthly as shown below.


         Average Net Assets                Incremental Accounting Services Fee
         ------------------                -----------------------------------
$          0         -  $   10,000,000                   $13,000(fixed fee)
$ 10,000,000         -  $   20,000,000                                .100%
$ 20,000,000         -  $   30,000,000                                .080%
$ 30,000,000         -  $   40,000,000                                .060%
$ 40,000,000         -  $   50,000,000                                .050%
$ 50,000,000         -  $   60,000,000                                .040%
$ 60,000,000         -  $   70,000,000                                .030%
$ 70,000,000         -  $  100,000,000                                .020%
$100,000,000         -  $  500,000,000                                .015%
$500,000,000         -  $1,000,000,000                                .005%
over $1,000,000,000                                                   .001%

                     In addition, the Fund will reimburse ICC for the following out-of-pocket expenses incurred in connection with ICC's provision of accounting services under the Master Services Agreement: express delivery services, independent pricing and storage.


                     As compensation for providing accounting services for the fiscal year ended December 31, 1995, ICC received fees of $113,878.

                     ICC also serves as the Fund's investment advisor.


12. INDEPENDENT ACCOUNTANTS

            The annual financial statements of the Fund are audited by Coopers & Lybrand L.L.P. whose report thereon appears elsewhere herein, and have been included herein in reliance upon the report of such firm of accountants given on their authority as experts in accounting and auditing. Coopers & Lybrand L.L.P. has offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103.


13. PERFORMANCE INFORMATION

            For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

                n
        P(l + T)  = ERV

Where:       P = a hypothetical initial payment of $1,000

             T = average annual total return

             n = number of years (1, 5 or 10)

           ERV = ending redeemable value at the end of the 1, 5, or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

             Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the Fund's registration statement or the date the Fund (or a class or series) commenced operations (provided such date is subsequent to the date the registration statement became effective). In calculating the ending redeemable value, the maximum sales load (for the Flag Investors Telephone

Income Fund Class A Shares 4.5% and for the Flag Investors Telephone Income Fund Class B Shares, 4.0% for the one year period, 2.0% for the five year period and no sales charge thereafter) is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.


   The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Morningstar Inc., or with the performance of the Lehman Brothers Government Corporate Bond Index, the Consumer Price Index, the return on 90 day U.S. Treasury bills, the Standard and Poor's 500 Stock Index or the Dow Industrial Average, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges (as distinguished from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares). The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



             Calculated according to the SEC rules, for the one year period ended December 31, 1995, the ending redeemable value of a hypothetical $1,000 payment for the Flag Investors Class A Shares was $1,274 resulting in an annual total return for such class equal to 27.43%. For the five year period ended December 31, 1995, the ending redeemable value of a hypothetical $1,000 payment for the Flag Investors Class A Shares was $1,950, resulting in an average annual total return for such class of 14.29%. For the ten year period ended December 31, 1995, the ending redeemable value of a hypothetical $1,000 payment for the Flag Investors Class A Shares was $4,076, resulting in an average annual total return for such shares equal to 15.09%.

             Calculated according to the SEC rules for the period from January 3, 1995 (commencement of operations) through December 31, 1995, the ending redeemable value of a hypothetical $1,000 payment for the Flag Investors Class B Shares was $1,292, resulting in an aggregate total return for such shares equal to 28.42%.

             Calculated according to SEC rules for the one year period ended December 31, 1995, the ending redeemable value of a hypothetical $1,000 payment for the Flag Investors Class D Shares was $1,296, resulting in an annual total return for such shares equal to 29.91%. For the period from April 6, 1993 (commencement of operations of such class) to the end of the Fund's fiscal year on December 31, 1995, the ending redeemable value of a hypothetical $1,000 payment for the Flag Investors Class D Shares was $1,314, resulting in an average annual total return for such shares equal to 10.57%.

             Calculated according to the alternative computation, which assumes no sales charges and reinvestment of all distributions, for the one year period ended December 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in Flag Investors Class A Shares was $13,344, resulting in an annual total return equal to 33.44%. For the five-year period ended December 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in Flag Investors Class A Shares was $20,417, resulting in a total return equal to 104.17% and an average annual total return equal to 15.34%. For the ten year period ended December 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in Flag Investors Class A Shares was $42,681 resulting in a total return equal to 326.81% and an average annual total return equal to 15.62%.

             Calculated according to the alternative computation for the period from January 3, 1995 (commencement of operations) through December 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in Flag Investors Class B Shares was $13,242, resulting in an aggregate return equal to 32.42%.

             Calculated according to the alternative computation for the one year period ended December 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in Flag Investors Class D Shares was $13,291, resulting in an average total return equal to 32.91%. For the period from April 6, 1993 (commencement of operations of such class) to December 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in Flag Investors Class D Shares was $13,475, resulting in a total return equal to 34.75% and an average annual total return for such shares equal to 11.49%.

             The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government and short-term securities) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rates in fiscal years 1995 and 1994 were 24% and 23%, respectively.


14. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


             As of January 11, 1996, to Fund management's knowledge, the following persons held beneficially or of record 5% or more of the Fund's outstanding shares:

             Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland 21202 owned of record 28.56% of the Fund's outstanding Class A Shares, 22.24% of the Fund's outstanding Class B Shares and 18.75% of the Fund's outstanding Class D Shares. As of such date, Alex. Brown owned beneficially less than 1% of such shares.

             As of January 11, 1996, the Directors and officers as a group owned less than 1% of the Fund's total outstanding shares.



15.      FINANCIAL STATEMENTS

             See next page.

Statement of Net Assets                                                                           December 31, 1995

            Shares/
              Par                                                                                   Market Value
             (000)                                                                                    (Note A)
---------------------------------------------------------------------------------------------------------------------------
   TELEPHONE INDUSTRY: 83.0%
   Common Stock: 80.7%
             220,408    AirTouch Communications Inc.*                                               $  6,226,526
             659,224    AT&T Corp.                                                                    42,684,754
             394,000    Ameritech Corp.                                                               23,246,000
             400,000    BCE Inc.                                                                      13,800,000
             262,008    Bell Atlantic Corp.                                                           17,521,785
             330,964    BellSouth Corp.                                                               14,396,934
             366,428    BlackBox Corp.*                                                                6,000,259
             320,500    BroadBand Technologies*                                                        5,208,125
             115,000    Cellstar Corp.*                                                                2,990,000
             625,800    Cincinnati Bell Inc.                                                          21,746,550
             150,000    Compania Telefonica National de Espana ADS                                     6,281,250
             200,000    DSC Communications Corp.*                                                      7,375,000
           1,122,400    Frontier Corp.                                                                33,672,000
             214,700    General Instrument Corp.                                                       5,018,612
             887,320    GTE Corp.                                                                     39,042,080
             210,000    MFS Communications*                                                           11,182,500
             420,000    Motorola Inc.                                                                 23,940,000
             150,000    Octel Communications Corp.*                                                    4,837,500
             156,000    Orbital Sciences Corp.*                                                        1,989,000
             900,408    Pacific Telesis Group                                                         30,276,219
             325,000    QUALCOMM Inc.*                                                                13,975,000
             859,106    SBC Communications Inc.                                                       49,398,595
             690,000    Southern New England Telecommunications Corp.                                 27,427,500
             500,000    Telefonos de Mexico SA ADS                                                    15,937,500
             124,000    Vodafone Group PLC ADR                                                         4,371,000
---------------------------------------------------------------------------------------------------------------------------
                        Total Common Stock (Cost $282,175,040)                                       428,544,689
---------------------------------------------------------------------------------------------------------------------------
   Convertible Preferred Stock: 2.1%
             207,800    LCI International Inc., 5% Cvt Pfd                                            11,117,300
---------------------------------------------------------------------------------------------------------------------------
                        Total Convertible Preferred Stock (Cost $6,138,548)                           11,117,300
---------------------------------------------------------------------------------------------------------------------------
   Corporate Bonds: 0.2%
              $1,000    Orbital Sciences Corp., 6.75%, 3/1/03                                          1,065,000
---------------------------------------------------------------------------------------------------------------------------
                        Total Corporate Bonds (Cost $1,259,443)                                        1,065,000
---------------------------------------------------------------------------------------------------------------------------
                        Total Telephone Industry (Cost $289,573,031)                                 440,726,989





   NON-TELEPHONE INDUSTRY: 16.0%
   Common Stock: 11.1%

             626,900    Alexander Haagen Properties                                                 $  7,679,525
             242,956    Conseco Inc.                                                                  15,215,119
             179,600    DeBartolo Realty Corporation                                                   2,334,800
             109,000    General Growth Properties                                                      2,261,750
             145,000    Meditrust SBI                                                                  5,056,875
             200,000    Nationwide Health Properties Inc.                                              8,400,000
             200,000    Philip Morris Cos., Inc.                                                      18,100,000
---------------------------------------------------------------------------------------------------------------------------
                        Total Common Stock (Cost $35,502,588)                                         59,048,069
---------------------------------------------------------------------------------------------------------------------------

   Convertible Preferred Stock: 3.6%
             246,000    American Express, 6.25% Cvt Pfd                                               13,653,000
             100,000    Conseco Inc., 6.5% Series D Cvt Pfd                                            5,300,000
---------------------------------------------------------------------------------------------------------------------------
                        Total Convertible Preferred Stock (Cost $14,295,500)                          18,953,000
---------------------------------------------------------------------------------------------------------------------------

   Corporate Bonds: 1.3%
              $5,000    HMH Properties, 9.50%, 5/15/05                                                 5,125,000
               2,000    Philip Morris Cos., Inc., Deb., 8.75%, 12/1/96                                 2,057,500
---------------------------------------------------------------------------------------------------------------------------
                        Total Corporate Bonds (Cost $6,903,103)                                        7,182,500
---------------------------------------------------------------------------------------------------------------------------
                        Total Non-Telephone Industry (Cost $56,701,191)                               85,183,569

   REPURCHASE AGREEMENT: 0.5%
              $2,493    Goldman Sachs & Co., 5.70%
                          Dated 12/29/95, to be repurchased on 1/2/96, collateralized by
                          U.S. Treasury Notes with a market value of $2,543,435.
                          (Cost $2,493,000)                                                            2,493,000
---------------------------------------------------------------------------------------------------------------------------




  Total Investments in Securities: 99.5%
    (Cost $348,767,222)**                                                                           $528,403,558
   Other Assets in Excess of Liabilities, Net: 0.5%                                                    2,871,367
---------------------------------------------------------------------------------------------------------------------------
   Net Assets: 100.0%                                                                               $531,274,925

---------------------------------------------------------------------------------------------------------------------------
   Net Asset Value Per:
       Class A Share
       ($492,453,558 / 33,120,036 shares outstanding)                                                    $14.87(1)
       Class B Share
       ($7,504,388 / 505,908 shares outstanding)                                                         $14.83(2)
       Class D Share
       ($31,316,979 / 2,105,445 shares outstanding)                                                      $14.87(3)
   Maximum Offering Price Per:
       Class A Share
       ($14.87 / .955)                                                                                   $15.57
       Class B Share                                                                                     $14.83

*  Non-income producing security.
** Aggregate cost for federal tax purposes was $345,969,173.
 1 Redemption value is $14.87.
 2 Redemption value is $14.24 following 4.00% maximum contingent  deferred sales charge.
 3 Redemption  value is  $14.72  following  1.00%  maximum  contingent deferred sales charge.
See accompanying Notes to Financial Statements.


STATEMENT OF OPERATIONS                    For the Year Ended December 31, 1995


INVESTMENT INCOME (NOTE A):

     Dividends                                                     $ 16,903,886
     Interest                                                         2,093,131
     Other income                                                        19,502
       Less:Foreign taxes withheld                                     (242,692)
         Total income                                                18,773,827

EXPENSES:
     Investment advisory fee (Note B)                                 2,584,817
     Distribution fees (Note B)                                       1,378,330
     Transfer agent fees (Note B)                                       550,000
     Printing and postage                                               144,435
     Accounting fee (Note B)                                            113,878
     Legal                                                               59,397
     Custodian fee                                                       56,745
     Registration fees                                                   51,428
     Directors' fees                                                     26,712
     Audit                                                               25,999
     Miscellaneous                                                       24,527
     Insurance                                                           18,230
       Total expenses                                                 5,034,498
     Less:Fees waived (Note B)                                         (287,343)
       Net expenses                                                   4,747,155
     Net investment income                                           14,026,672

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
     Net realized gain from security transactions                    35,372,071*
     Change in unrealized appreciation of investments                93,655,306
       Net gain on investments                                      129,027,377

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $143,054,049



------------------------------------------------------------------------------
*Net realized gain for federal tax purposes was $36,106,029.
See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                           For the Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------
                                                                                   1995                 1994
---------------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income                                                         $  14,026,672         $  15,367,428
Net gain from security transactions                                              35,372,071             4,980,639
Change in unrealized appreciation/(depreciation)
  of investments                                                                 93,655,306           (52,606,757)
Net increase/(decrease) in net assets resulting from operations                 143,054,049           (32,258,690)

DIVIDENDS TO SHAREHOLDERS FROM:
     Net investment income:
       Class A Shares                                                           (13,188,618)          (14,498,099)
       Class B Shares                                                               (71,352)                   --
       Class D Shares                                                              (766,702)             (869,329)
     Net realized short-term gains:
       Class A Shares                                                              (594,281)           (1,380,369)
       Class B Shares                                                                (6,947)                   --
       Class D Shares                                                               (39,689)             (207,441)
     Net realized long-term gains:
       Class A Shares                                                           (31,183,490)           (3,302,412)
       Class B Shares                                                              (411,017)                   --
       Class D Shares                                                            (2,033,414)             (243,429)
         Total distributions                                                    (48,295,510)          (20,501,079)

CAPITAL SHARE TRANSACTIONS (NOTE C):
     Proceeds from sale of shares                                                35,420,420            74,463,764
     Value of shares issued in reinvestment of dividends                         40,313,196            14,926,479
     Cost of shares repurchased                                                (106,718,217)          (61,773,728)
     Increase/(decrease) in net assets derived from
       capital share transactions                                               (30,984,601)           27,616,515
     Total increase/(decrease) in net assets                                     63,773,938           (25,143,254)

NET ASSETS:
     Beginning of year                                                          467,500,987           492,644,241
     End of year                                                              $ 531,274,925          $467,500,987
---------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(For a share outstanding throughout each year)*

                                                                         For the Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------
                                                               1995        1994       1993       1992      1991
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value at beginning of year                        $ 12.30    $ 13.70    $ 12.20    $ 11.28  $   9.57

Income from Investment Operations:
  Net investment income                                          0.40       0.41       0.42       0.42      0.45
  Net realized and unrealized gain/(loss)
    on investments                                               3.58      (1.27)      1.78       0.93      1.74
  Total from Investment Operations                               3.98      (0.86)      2.20       1.35      2.19

Less Distributions:
  Dividends from net investment income
    and short-term gains                                        (0.41)     (0.44)     (0.42)     (0.42)    (0.46)
  Distributions from net realized
    long-term gains                                             (1.00)     (0.10)     (0.28)     (0.01)    (0.02)
  Total distributions                                           (1.41)     (0.54)     (0.70)     (0.43)    (0.48)
  Net asset value at end of year                              $ 14.87    $ 12.30    $ 13.70    $ 12.20  $  11.28

Total Return                                                    33.44%     (6.32)%    18.12%     12.35%    23.08%

Ratios to Average Net Assets:
  Expenses(1)                                                    0.93%      0.92%      0.92%      0.92%     0.92%
  Net investment income(2)                                       2.85%      3.14%      3.12%      3.81%     4.38%

Supplemental Data:
  Net assets at end of year (000)                            $492,454   $435,805   $469,163   $307,641  $238,571
  Portfolio turnover rate                                          24%        23%        14%         6%        7%
---------------------------------------------------------------------------------------------------------------------------

*Computed based upon average shares outstanding.
1 Without the waiver of advisory fees (Note B), the ratio of expenses to average net assets would have been 0.99%, 0.99%, 0.98%, 1.07% and 1.17% for the years ended December 31, 1995, 1994, 1993, 1992 and 1991, respectively.
2 Without the waiver of advisory fees (Note B), the ratio of net investment income to average net assets would have been 2.79%, 3.07%, 3.06%, 3.66% and 4.13% for the years ended December 31, 1995, 1994, 1993, 1992 and 1991, respectively.
See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS -- CLASS B SHARES
(For a share outstanding throughout the period)*

                                                                                                   For the Period
                                                                                                  January 3, 1995**
                                                                                                       through
                                                                                                  December 31, 1995
Per Share Operating Performance:
  Net asset value at beginning of period                                                               $12.28

Income from Investment Operations:
  Net investment income                                                                                  0.30
  Net realized and unrealized gain/(loss) on investments                                                 3.56
    Total from Investment Operations                                                                     3.86

Less Distributions:
  Dividends from net investment income and short-term gains                                             (0.31)
  Distribution from net realized long-term gains                                                        (1.00)
  Total distributions                                                                                   (1.31)
  Net asset value at end of period                                                                     $14.83

Total Return                                                                                            32.42%

Ratios to Average Net Assets:
  Expenses(2)                                                                                            1.70%(1)
  Net investment income(3)                                                                               2.13%(1)

Supplemental Data:
  Net assets at end of period (000)                                                                    $7,504
  Portfolio turnover rate                                                                                  24%
---------------------------------------------------------------------------------------------------------------------------



* Computed based upon average shares outstanding.
**Commencement of operations.
1 Annualized.
2 Without the waiver of advisory fees (Note B), the ratio of expenses to average net assets would have been 1.74% (annualized) for the period ended December 31, 1995.
3 Without the waiver of advisory fees (Note B), the ratio of net investment income to average net assets would have been 2.09% (annualized) for the period ended December 31, 1995.

FINANCIAL HIGHLIGHTS -- CLASS D SHARES
(For a share  outstanding  throughout  each period)*


                                                                                                   For the Period
                                                                       For the Year Ended          April 6, 1993**
                                                                           December 31                through
                                                                      1995            1994         December 31, 1993
Per Share Operating Performance:
  Net asset value at beginning of period                            $ 12.30          $ 13.67          $ 13.21

Income from Investment Operations:
  Net investment income                                                0.34             0.37             0.25
  Net realized and unrealized gain/(loss) on investments               3.58            (1.20)            0.80
    Total from Investment Operations                                   3.92            (0.83)            1.05

Less Distributions:
  Dividends from net investment income and short-term gains           (0.35)           (0.42)           (0.31)
  Distribution in excess of net investment income                        --            (0.02)              --
  Distribution from net realized long-term gains                      (1.00)           (0.10)           (0.28)
  Total distributions                                                 (1.35)           (0.54)           (0.59)

  Net asset value at end of period                                  $ 14.87          $ 12.30          $ 13.67

Total Return                                                          32.91%          (6.13)%            8.01%

Ratios to Average Net Assets:
  Expenses(2)                                                          1.28%            1.27%            1.27%(1)
  Net investment income(3)                                             2.50%            2.81%            2.73%(1)

Supplemental Data:
  Net assets at end of period (000)                                 $31,317         $31,696           $23,481
  Portfolio turnover rate                                                24%             23%               14%
---------------------------------------------------------------------------------------------------------------------------


* Computed based upon average shares outstanding.
**Commencement of operations.
 1 Annualized.
 2 Without the waiver of advisory fees (Note B), the ratio of expenses to average net assets would have been 1.34%, 1.34% and 1.31% for the years ended December 31, 1995, 1994 and the period ended December 31, 1993.
 3 Without  the waiver of  advisory  fees  (Note B), the ratio of net investment income to average net assets would have been 2.44%, 2.74% and 1.98% for the years ended December 31, 1995, 1994 and the period ended December 31, 1993.
See accompanying Notes to Financial Statements.


Notes to Financial Statements

A. Significant Accounting Policies - Flag Investors Telephone Income Fund, Inc. ("the Fund") is organized as a Maryland corporation and commenced operations on January 18, 1984 (the exchange date) when investors received five shares of the Fund in a tax-free exchange for each share of American Telephone & Telegraph Company (AT&T), with rights to the divested Regional Bell Operating Companies attached. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. On April 6, 1993, the Fund began offering Class D Shares (formerly Class B Shares). The Class A and Class D Shares each have different sales loads and distribution fees. Beginning November 18, 1994, Class D Shares were no longer available for sale; however, existing shareholders may reinvest their dividends. On January 3, 1995, the Fund began offering Class B Shares. Class B Shares have no initial sales charge but are subject to a contingent deferred sales charge on certain shares redeemed within six years of purchase.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting policies are as follows:

    Security Valuation - Portfolio securities that are listed on a National Securities Exchange are valued on the basis of their last price or, in the absence of recorded sales, at the average of readily available closing bid and asked prices. Unlisted securities held by the Fund are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term obligations with maturities of 60 days or less are valued at amortized cost.

    Repurchase Agreements - The Fund may agree to purchase money market instruments subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller, under a tri-party repurchase agreement, will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreement is conditioned upon the collateral being deposited under the Federal Reserve book-entry system.

    Federal Income Taxes - No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to continue to make requisite distributions to the shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income and net realized capital gains.

    Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and capital gains available for distribution under income tax regulations.

    Other - Security transactions are accounted for on the trade date and the cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Cost for financial reporting purposes includes the value of the securities received in the exchange. For income tax purposes, the tax cost is the basis of the AT&T shares in the hands of the exchanging AT&T shareholders at the date of exchange. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

B. Investment Advisory Fees, Transactions with Affiliates and Other Fees - Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown &Sons Incorporated ("Alex. Brown"), is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM") is the Fund's sub-advisor. As compensation for its advisory services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at the annual rate of 0.65% of the first $100 million of the Fund's average daily net assets; 0.55% of the Fund's average daily net assets in excess of $100 million but not exceeding $200 million; 0.50% of the Fund's average daily net assets in excess of $200 million but not exceeding $300 million; and 0.45% of the Fund's average daily net assets in excess of $300 million.

    As compensation for its sub-advisory services, ABIMreceives a fee from ICC, payable from its advisory fee, calculated daily and paid monthly, at an annual rate of 0.40% of the first $100 million of the Fund's average daily net assets; 0.35% of the Fund's average daily net assets in excess of $100 million but not exceeding $200 million; 0.30% of the Fund's average daily net assets in excess of $200 million but not exceeding $300 million; and 0.25% of the Fund's average daily net assets over $300 million.

    Through October 6, 1995, ICC had agreed to reduce its aggregate fees so that ordinary expenses of the Fund for any fiscal year did not exceed 0.92% of average daily net assets of Class A Shares, 1.67% of Class B Shares and 1.27% of Class D Shares.For the period January 1, 1995 through October 6, 1995, ICC voluntarily waived $287,343 in fees.
    Effective October 7, 1995, ICC is no longer waiving fees.

    As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated and paid monthly. ICC received $550,000 for transfer agent services for the year ended December 31, 1995.

    As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, based upon the Fund's average daily net assets. ICC received $113,878 for accounting services for the year ended December 31, 1995.

    As compensation for providing distribution services, Alex. Brown receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate equal to 0.25% of the Fund's average daily net assets of Class A Shares, 1.00% (includes 0.25% shareholder servicing fee) of the average daily net assets of Class B Shares and 0.60% of the average daily net assets of Class D Shares. For the year ended December 31, 1995, distribution fees aggregated $1,378,330 of which $1,153,794, $35,130 and $189,406 were attributable to Class A Shares, Class B Shares and Class D Shares, respectively. Alex. Brown received no commissions on security transactions from the Fund for the year ended December 31, 1995.

    Flag Investors/ISI Fund complex has adopted a retirement plan for eligible Directors. The actuarially computed pension expense for the year ended December 31, 1995 was approximately $15,000.

C. Capital Share Transactions - The Fund is authorized to issue up to 70 million shares of capital stock (60 million Class A Shares, 5 million Class B Shares, 3 million Class D Shares and 2 million undesignated), par value $.001 per share, all of which are designated as common stock. Transactions in shares of the Fund were as follows:

                    Class A Shares
                                  For the Year Ended
                                     December 31,
                                  1995           1994
    Shares sold                 2,145,785       4,615,066
    Shares issued to share-
      holders on reinvest-
      ment of dividends         2,674,624       1,088,372
    Shares redeemed            (7,132,553)     (4,517,710)
    Net increase/(decrease)
      in shares
      outstanding              (2,312,144)      1,185,728
    Proceeds from sale
      of shares              $ 28,720,184    $ 60,821,115
    Value of reinvested
      dividends                37,305,866      13,849,565
    Cost of shares
      redeemed                (97,427,131)    (58,534,367)
    Net increase/(decrease)
      from capital share
      transactions           $(31,401,081)   $ 16,136,313


                Class B Shares
                                        For the
                                         Period
                                    January 3, 1995*
                                         through
                                    December 31, 1995
    Shares sold                           489,011
    Shares issued to shareholders
      on reinvestment
      of dividends                         32,826
    Shares redeemed                       (15,929)
    Net increase in shares
      outstanding                         505,908
    Proceeds from sale
      of shares                        $6,700,236
    Value of reinvested
      dividends                           458,760
    Cost of shares redeemed              (229,177)
    Net increase from
      capital share
      transactions                     $6,929,819

------------------------------------------------------------------------------
    *Commencement of operations.

                      Class D Shares
                                  For the Year Ended
                                      December 31,
                                  1995           1994
    Shares sold                       --       1,028,832
    Shares issued to share-
      holders on reinvest-
      ment of dividends          183,832          84,910
    Shares redeemed             (655,092)       (254,327)
    Net increase/(decrease)
      in shares
      outstanding               (471,260)        859,415
    Proceeds from sale
      of shares              $        --     $13,642,649
    Value of reinvested
      dividends                2,548,570       1,076,914
    Cost of shares
      redeemed                (9,061,909)     (3,239,361)
    Net increase/(decrease)
      from capital share
      transactions           $(6,513,339)    $11,480,202


D.   Investment  Transactions  - Purchases and sales of  investment  securities, other than short-term obligations and U.S. government securities, aggregated $114,577,349 and $176,205,901, respectively, for the year ended December 31, 1995. There were no purchases or sales of U.S. Government obligations.

     At December 31, 1995, net unrealized appreciation for all securities in which there is an excess of value over tax cost was $182,434,385 of which $194,645,463 related to appreciated securities and $12,211,078 related to depreciated securities.

E.  Net Assets - At December 31, 1995, net assets consisted of:

    Paid-in capital:
    Flag Investors Class A Shares        $314,341,690
    Flag Investors Class B Shares           6,929,820
    Flag Investors Class D Shares          28,926,870
    Undistributed net realized gain
      from security transactions            1,440,208
    Unrealized appreciation of
      investments                         179,636,337

                                         $531,274,925

REPORT OF  INDEPENDENT  ACCOUNTANTS

To  the  Shareholders  and  Directors of Flag
Investors Telephone Income Fund, Inc.

We have audited the accompanying statement of net assets of Flag Investors Telephone Income Fund, Inc. as of December 31, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flag Investors Telephone Income Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the respective periods in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.


Philadelphia, Pennsylvania
January 26, 1996

                                   APPENDIX A

                             CORPORATE BOND RATINGS

Standard & Poor's Bond Ratings


               AAA -- The highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

               AA -- Very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

               A -- Strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

               BBB -- Regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

               BB, B, CCC, CC and C -- Regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

               CI -- Reserved for income bonds on which no interest is being paid.

               D -- In payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


Moody's Bond Ratings


               Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

               Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the Aaa bonds because margins of protection may not be as large as in the case of Aaa securities, or the fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

               A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

               Baa -- Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

               Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

               B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

               Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

               Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

               C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

PART C.   OTHER INFORMATION
          -----------------

Item 24.  Financial Statements and Exhibits
          ---------------------------------
                  List all financial statements and exhibits filed as part of the Registration Statement.


          (a)  Financial statements:

               (1)  Included in Parts A and B of the Registration Statement:

               - Financial Highlights for the fiscal years ended December 31, 1985 through December 31, 1995

               -    Statement of Net Assets as of December 31, 1995

               - Statement of Operations for the fiscal year ended December 31, 1995

               - Statement of Changes in Net Assets for the fiscal years ended December 31, 1995 and December 31, 1994

               -    Notes to the Financial Statements

               -    Report of Independent Accountants

               (2) All required financial statements are included in Parts A and B hereof. All other financial statements and schedules are inapplicable.

          (b)  Exhibits:

               (1)  (a) Articles of Incorporation;(1)

                    (b) Articles Supplementary, as filed with the Maryland
                        Department of Assessments and Taxation on September 13, 1990;(1)

                    (c) Articles  Supplementary,  as filed  with  the  Maryland
                        Department of Assessments and Taxation on December 27, 1993;(1)

                    (d) Articles Supplementary, as filed with the Maryland
                        Department of Assessments and Taxation on November 18, 1994;(1)

               (2)  By-Laws;(1)

               (3)  None;

               (4)  (a) Specimen Security;(2)

                    (b) Specimen Security with respect to the Flag Investors Telephone Income Fund Class D Shares;(2)

                    (c)  Specimen   Security  with  respect  to  Flag  Investors
                         Telephone Income Fund Class B Shares;(2)

                (5) (a)  Form  of  Proposed  Amended  Investment   Advisory
                         Agreement between Registrant and Investment Company Capital Corp;(1)

                    (b) Form of Proposed Amended Sub-Advisory Agreement among Registrant, Investment Company Capital Corp. and Alex. Brown Investment Management;(1)

                    (c) Investment Advisory Agreement between Registrant and Flag Investors Management Corp (now known as Investment Company Capital Corp.);(1)

                    (d) Sub-Advisory Agreement among Registrant, Flag Investors Management Corp. (now known as Investment Company Capital Corp.) and Alex. Brown Investment Management;
                         (1)

               (6)  (a)  Distribution  Agreement  between  Registrant  and Alex.
                         Brown & Sons Incorporated;(1)

                    (b) Form of Sub-Distribution Agreement between Alex. Brown & Sons Incorporated and Participating Broker-Dealers;
                         (3)

                    (c)  Form  of  Shareholder   Servicing   Agreement   between
                         Registrant and Shareholder Servicing Agents;(1)

                    (d)  Distribution  Agreement  between  Registrant  and Alex.
                         Brown & Sons Incorporated with respect to the Flag Investors Telephone Income Fund Class D Shares;(1)

                    (e) Form of Distribution Agreement between Registrant and Alex. Brown & Sons Incorporated with respect to the Flag Investors Telephone Income Fund Class B Shares;(1)

               (7)  None;

               (8)  (a)  Custodian  Agreement between Registrant  and Provident
                         National Bank as in effect from January 19, 1989;(1)

                    (b) Master Services Agreement between Registrant and Investment Company Capital Corp. with Appendices for the provision of Accounting and Transfer Agency Services;(1)

               (9)  Group Purchase Plan Application;(1)

               (10) Opinion of counsel;(1)

               (11) (a) Consent of Coopers & Lybrand L.L.P.;(1)

                    (b) Consents to being named as Director;(1)

               (12) None;

               (13) Subscription Agreement re: initial $100,000 capital;(1)

               (14) None;


               (15) (a) Distribution Plan;(1)

                    (b) Distribution Plan with respect to the Flag Investors
                        Telephone Income Fund Class D Shares;(1)

                    (c) Distribution Plan with respect to the Flag Investors
                        Telephone Income Fund Class B Shares;(1)

               (16) Schedule of Computation of Performance Quotations
                    (unaudited);(1)

               (18) Rule 18f-3 Plan;(1)

               (24) (a) Powers of Attorney;(1)

                    (b) Power of Attorney for James J. Cunnane.(3)

               (27) Financial Data Schedule.(1)

------------------

1  Filed herewith.

2 Incorporated by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission on October 28, 1994.

3 Incorporated by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR on April 26, 1995.



Item 25.  Persons Controlled by or under Common Control with Registrant.

           Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, and (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

          None.

Item 26.  Number of Holders of Securities.

          State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.


          The following information is given as of January 11, 1996:

          Title of Class                    Number of Record Holders
          --------------                    ------------------------

          Shares of Common Stock

                  Class A                   25,518

                  Class B                      602

                  Class D                    2,472


Item 27.  Indemnification.

          State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

          Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit 1 to this Registration Statement and incorporated herein by reference, provide as follows:

          Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

          Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation law.

          Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          Section 4. References to the Maryland General Corporation Law in this
          Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Advisor.

          Describe any other business, profession, vocation or employment of a substantial nature in which the investment advisor of the Registrant, and each director, officer or partner of any such investment advisor, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

          During the last two fiscal years, no director or officer of Investment Company Capital Corp., the Registrant's investment advisor, and no partner of Alex. Brown Investment Management, the Registrant's sub-advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 29.  Principal Underwriters.

          (a) Alex. Brown & Sons Incorporated acts as distributor for Alex. Brown Cash Reserve Fund, Inc., Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Intermediate-Term Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Maryland Intermediate Tax Free Income Fund, Inc., Flag Investors Real Estate Securities Fund, Inc. and Flag Investors Equity Partners Fund, Inc., all registered open-end management investment companies.




          (b)

                                                         Position and
                                                         Offices                                 Position and
         Name and Principal                              with Principal                          Offices with
         Business Address*                               Underwriter                             Registrant
         ------------------                              -----------------------                 -----------------

Alvin B. Krongard                                        Chief Executive                         None
                                                         Officer, Director
                                                         and Chairman

Mayo A. Shattuck III                                     President, Director                     None

Beverly L. Wright                                        Chief Financial Officer                 None
                                                         and Treasurer

Robert F. Price                                          Secretary and General                   None
                                                         Counsel

---------------------
*    135 East Baltimore Street
     Baltimore, MD  21202

          (c)     Not Applicable.

Item 30.  Location of Accounts and Records.

              With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the Rules [17 CFR 270.31a-1 to 31a-3] promulgated thereunder, furnish the names and address of each person maintaining physical possession of each such account, book or other document.

                  Investment Company Capital Corp., Registrant's investment advisor, transfer agent and dividend disbursing agent, 135 E. Baltimore Street, Baltimore, Maryland 21202, maintains physical possession of each such account, book or other document of the Fund, except for those maintained by the Registrant's custodian, PNC Bank, Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113.

Item 31.  Management Services.

          Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part A or Part B of this Form (because the contract was not believed to be of interest to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.

          See Exhibit 8.

Item 32.  Undertakings.

          Furnish the following undertakings in substantially the following form in all initial Registration Statements filed under the 1933 Act:

          (a) Not Applicable.

          (b) Not Applicable.

          (c) A copy of the Registrant's latest Annual Report to Shareholders is available upon request, without charge by contacting Registrant at (800) 767-3524.

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Post-Effective Amendment No. 19 to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Baltimore, in the State of Maryland on the 7th day of February, 1996.

                                    FLAG INVESTORS TELEPHONE INCOME FUND, INC.

                                    By: /s/ Bruce E. Behrens
                                        ------------------------------------
                                        Bruce E. Behrens, President

          Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


*/s/ W. James Price                                  Chairman and                    February 7, 1996
--------------------------                           Director
W. James Price                                                                           Date


*/s/ Robert S. Killebrew                             Director                        February 7, 1996
--------------------------
Robert S. Killebrew                                                                      Date


*/s/ Truman T. Semans                                Director                        February 7, 1996
--------------------------
Truman T. Semans                                                                         Date


*/s/ James J. Cunnane                                Director                        February 7, 1996
--------------------------
James J. Cunnane                                                                         Date


*/s/ John F. Kroeger                                 Director                        February 7, 1996
--------------------------
John F. Kroeger                                                                          Date


*/s/ Louis E. Levy                                   Director                        February 7, 1996
--------------------------
Louis E. Levy                                                                            Date


*/s/ Eugene J. McDonald                              Director                        February 7, 1996
--------------------------
Eugene J. McDonald                                                                       Date


*/s/ Harry Woolf                                     Director                        February 7, 1996
--------------------------
Harry Woolf                                                                              Date


 /s/ Bruce E. Behrens                                President                       February 7, 1996
--------------------------
Bruce E. Behrens                                                                         Date


 /s/ Joseph A. Finelli                               Chief Financial                 February 7, 1996
--------------------------                           and Accounting
Joseph A. Finelli                                    Officer                             Date




*By:   /s/ Brian C. Nelson
       ---------------------
       Brian C. Nelson
       Attorney-In-Fact



                                  EXHIBIT INDEX
                                  -------------


           EDGAR
           Exhibit
           Number                     Description
           --------                   -----------

Ex-99.B    (1)       (a)     Registrant's Articles of Incorporation, filed
                             herewith.

Ex-99.B    (1)       (b)     Registrant's  Articles  Supplementary,  as
                             filed with the Maryland Department of Assessments and Taxation on September 13, 1990, filed herewith.

Ex-99.B    (1)       (c)     Registrant's  Articles  Supplementary,  as
                             filed with the Maryland Department of Assessments and Taxation on December 27, 1993, filed herewith.

Ex-99.B    (1)       (d)     Registrant's Articles Supplementary, as filed with
                             the Maryland Department of Assessments and Taxation on November 18, 1994, filed herewith.

Ex-99.B    (2)       Registrant's By-Laws, filed herewith.

           (3)       None.

           (4)       (a)     Registrant's Specimen Security with respect to Flag
                             Investors  Telephone  Income Fund Class A Shares is
                             hereby  incorporated by reference to Post-Effective
                             Amendment  No.  17  to  Registrant's   Registration
                             Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission on October 28, 1994.

           (4)       (b)     Registrant's Specimen  Security with respect to the
                             Flag Investors Telephone Income Fund Class D Shares
                             is   hereby    incorporated    by    reference   to
                             Post-Effective  Amendment  No.  17 to  Registrant's
                             Registration  Statement on Form N-1A  (Registration
                             No.   2-87336),   filed  with  the  Securities  and
                             Exchange Commission on October 28, 1994.

           (4)       (c)     Registrant's Specimen  Security with respect to the
                             Flag Investors Telephone Income Fund Class B Shares
                             is   hereby    incorporated    by    reference   to
                             Post-Effective  Amendment  No.  17 to  Registrant's
                             Registration  Statement on Form N-1A  (Registration
                             No.   2-87336),   filed  with  the  Securities  and
                             Exchange Commission on October 28, 1994.

Ex-99.B    (5)       (a)     Form  of  Proposed   Amended   Investment  Advisory
                             Agreement between Registrant and Investment Company
                             Capital Corp., filed herewith.

Ex-99.B    (5)       (b)     Form  of  Proposed  Amended Sub-Advisory  Agreement
                             among Registrant,  Investment Company Capital Corp.
                             and  Alex.  Brown  Investment   Management,   filed
                             herewith.

Ex-99.B    (5)       (c)     Investment  Advisory  Agreement  between Registrant
                             and Flag Investor's  Management Corp. (now known as
                             Investment Company Capital Corp.), filed herewith.

Ex-99.B    (5)       (d)     Sub-Advisory  Agreement  among  Registrant,  Flag
                             Investors Management Corp. (now known as Investment
                             Company Capital Corp.) and Alex.  Brown  Investment
                             Management, filed herewith.

Ex-99.B    (6)       (a)     Distribution Agreement between Registrant and Alex.
                             Brown & Sons Incorporated, filed herewith.

           (6)       (b)     Registrant's  Form  of  Sub-Distribution  Agreement
                             between  Alex.   Brown  &  Sons   Incorporated  and
                             Participating Broker-Dealers is hereby incorporated
                             by reference to Post-Effective  Amendment No. 18 to
                             Registrant's  Registration  Statement  on Form N-1A
                             (Registration   No.   2-87336),   filed   with  the
                             Securities  and Exchange  Commission  via  EDGAR on
                             April 26, 1995.

Ex-99.B    (6)       (c)     Registrant's Form of Shareholder Servicing
                             Agreement between Registrant and Shareholder
                             Servicing Agents, filed herewith.


Ex-99.B    (6)       (d)     Distribution Agreement between Registrant and Alex.
                             Brown & Sons Incorporated with respect to the Flag
                             Investors Telephone Income Fund Class D Shares, filed herewith.

Ex-99.B    (6)       (e)     Form of Distribution  Agreement between  Registrant
                             and Alex. Brown & Sons Incorporated with respect to the Flag Investors Telephone Income Fund Class B
                             Shares, filed herewith.

           (7)       None.

Ex-99.B    (8)       (a)     Custodian Agreement between Registrant and
                             Provident National Bank, filed herewith.

Ex-99.B    (8)       (b)     Master Services Agreement between Registrant and
                             Investment Company Capital Corp., with Appendices for the provision of Accounting and Transfer Agency
                             Services, filed herewith.

Ex-99.B    (9)       Registrant's Group Purchase Plan Application, filed
                     herewith.

Ex-99.B    (10)      Opinion of Counsel, filed herewith.

Ex-99.B    (11)      (a)     Consent of Coopers & Lybrand L.L.P., filed
                             herewith.

EX-99.B    (11)      (b)     Consent to being named as Director, filed
                             herewith.

           (12)      None.

Ex-99.B    (13)      Subscription Agreement re: initial $100,000 capital, filed herewith.

           (14)      None.

Ex-99.B    (15)      (a)     Registrant's Distribution Plan, filed herewith.

Ex-99.B    (15)      (b)     Registrant's   Distribution   Plan  with
                             respect to the Flag Investors Telephone Income Fund
                             Class D Shares, filed herewith.

Ex-99.B    (15)      (c)     Registrant's Distribution Plan with respect to the
                             Flag Investors Telephone Income Fund Class B
                             Shares, filed herewith.

Ex-99.B    (16)      Schedule of Computation of Performance Quotations
                     (unaudited), filed herewith.

Ex-99.B    (18)      Rule 18f-3 Plan, filed herewith.

Ex-99.B    (24)      (a)     Powers of Attorney, filed herewith.

           (24)      (b)     Power of Attorney for James J. Cunnane is hereby
                             incorporated by reference to Post-Effective
                             Amendment No. 18 to Registrant's Registration
                             Statement or Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR on April 26, 1995.

Ex-27 Financial Data Schedule, filed herewith.